   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 10, 1999
                       SECURITIES ACT FILE NO. 333-89677
                   INVESTMENT COMPANY ACT FILE NO. 811-09647
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2

[X]  Registration Statement Under The Securities Act of 1933

[X]  Pre-Effective Amendment No.2

[  ]  Post-Effective Amendment No.

[X]  Registration Statement Under The Investment Company Act of 1940

[X]  Amendment No.2

                                 DECS TRUST VI

               (Exact Name of Registrant as Specified in Charter)

                              PUGLISI & ASSOCIATES
                               850 LIBRARY AVENUE
                                   SUITE 204
                                NEWARK, DE 19715
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 816-6000

                               DONALD J. PUGLISI
                              PUGLISI & ASSOCIATES
                               850 LIBRARY AVENUE
                                   SUITE 204
                                NEWARK, DE 19715
                    (Name and Address of Agent for Service)

                                 WITH COPIES TO

                             RAYMOND B. CHECK, ESQ.
                       CLEARY, GOTTLIEB, STEEN & HAMILTON
                               ONE LIBERTY PLAZA
                            NEW YORK, NEW YORK 10006
                                 (212) 225-2000

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
                        UNDER THE SECURITIES ACT OF 1933

                                                               PROPOSED
                                                                MAXIMUM         PROPOSED MAXIMUM
          TITLE OF SECURITIES             AMOUNT BEING      OFFERING PRICE     AGGREGATE OFFERING        AMOUNT OF
           BEING REGISTERED               REGISTERED(1)       PER DECS(2)           PRICE(2)        REGISTRATION FEE(3)
DECS representing shares of beneficial
  interest.............................  11,500,000 DECS        $35.00            $402,500,000           $111,895

(1) Includes a total of 1,500,000 DECS that may be issued in connection with the exercise of an over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee.

(3) Previously paid.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  DECS TRUST V

                             CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS*

        ITEM
         NO.            CAPTION                                                        PROSPECTUS CAPTION
---------------------   -------                                                        ------------------
          1.            Outside Front Cover.........................................   Front Cover Page

          2.            Inside Front and Outside Back Cover Page....................   Front Cover Page; Inside Front Cover Page

          3.            Fee Table and Synopsis......................................   Prospectus Summary; Fees and Expenses

          4.            Financial Highlights........................................   Not Applicable

          5.            Plan of Distribution........................................   Front Cover Page; Prospectus Summary;
                                                                                       Underwriting

          6.            Sellers Not Applicable......................................   Not Applicable

          7.            Use of Proceeds.............................................   Use of Proceeds; Investment Objectives and
                                                                                       Policies

          8.            General Description of the Registrant.......................   Front Cover Page; Prospectus Summary; The
                                                                                       Trust; Investment Restrictions; Investment
                                                                                       Objectives and Policies; Risk Factors for
                                                                                       DECS

          9.            Management..................................................   Management and Administration of the Trust

         10.            Capital Stock, Long-Term Debt and Other Securities; Federal
                        Income Tax Considerations...................................   Description of DECS

         11.            Defaults and Arrears on Senior Securities...................   Not Applicable

         12.            Legal Proceedings...........................................   Not Applicable

         13.            Table of Contents of the Statement of Additional
                        Information.................................................   Not Applicable

         14.            Cover Page..................................................   Not Applicable

         15.            Table of Contents...........................................   Not Applicable

         16.            General Information and History.............................   The Trust

         17.            Investment Objective and Policies...........................   Investment Objectives and Policies;
                                                                                       Investment Restrictions

         18.            Management..................................................   Management and Administration of the Trust

         19.            Control Persons and Principal Holders of Management and
                        Administration of the Securities............................   Trust

         20.            Investment Advisory and Other Services......................   Management and Administration of the Trust

         21.            Brokerage Allocation and Other Practices....................   Investment Objectives and Policies

        ITEM
         NO.            CAPTION                                                        PROSPECTUS CAPTION
---------------------   -------                                                        ------------------
         22.            Tax Status..................................................   Certain United States Federal Income Tax
                                                                                       Considerations

         23.            Financial Statements........................................   Statement of Assets, Liabilities and
                                                                                       Capital

------------------------

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the N-2 Registration Statement.

                 SUBJECT TO COMPLETION, DATED NOVEMBER 10, 1999
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

                              10,000,000 DECS(SM)
                                 DECS TRUST VI

  (SUBJECT TO EXCHANGE INTO CLASS A COMMON STOCK OF METROMEDIA FIBER NETWORK,
                                     INC.)
                             ---------------------

    DECS Trust VI is a recently created Delaware business trust. The DECS are securities that represent all of the beneficial interest in the trust. When the trust issues the DECS, it will acquire U.S. treasury securities and three prepaid forward contracts for the purchase of Metromedia Fiber Network, Inc. class A common stock. For each DECS that you buy, you will receive a cash
distribution of $         on each       ,       ,       and       starting on
      , 2000 and ending on             , 2002. Those payments will be made from
the U.S. treasury securities that the trust acquires when it issues the DECS.

    The trust will hold three prepaid forward contracts, each of which will entitle the trust to receive class A common stock, cash or a combination thereof from one of three stockholders of Metromedia Fiber Network, Inc. We refer to
those three stockholders as the sellers. On or shortly after   , 2002, each
seller will deliver, at its option, either cash or class A common stock or a combination thereof to the trust. The trust will then deliver this cash and/or class A common stock to you. Under the circumstances described in this prospectus, each seller will have the option to deliver cash to the trust
between          , 2002 and          , 2003. After the trust has delivered to
you the cash and/or the class A common stock delivered to the trust by all of the sellers, the trust will terminate. The amount of cash or number of shares of class A common stock each seller will deliver and you will receive will depend on the price of class A common stock shortly before the date the seller delivers the cash or class A common stock to the trust. If the price of the class A common stock is:

    - more than $      per share, you will receive 0.    shares of class A
      common stock, or the cash equivalent, for each DECS you own.

    - more than $      per share but less than or equal to $      per share, you
    will receive
     class A common stock worth $    , or the cash equivalent, for each DECS you
    own.

    - $    per share or less, you will receive one share of class A common stock, or the cash equivalent, for each DECS you own.

    The last reported sale price of class A common stock on November 9, 1999 was $37 3/8 per share.

    The trust's securities have no history of public trading. Typical closed-end fund shares frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the DECS will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount is more pronounced for investors who wish to sell their investments soon after completion of a public offering.
                            ------------------------

INVESTING IN THE DECS INVOLVES CERTAIN RISKS. SEE "RISK FACTORS FOR DECS" BEGINNING ON PAGE 23.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                            ------------------------

                                                                   PER DECS               TOTAL
                                                              -------------------  -------------------
Public Offering Price                                                  $                    $
Sales Load                                                          $   --               $   --
Proceeds to the trust before expenses                                  $                    $

    The underwriters are offering the DECS subject to various conditions. The
underwriters expect to deliver the DECS to purchasers on            , 1999.
                            ------------------------

SALOMON SMITH BARNEY

       CREDIT SUISSE FIRST BOSTON

               DEUTSCHE BANC ALEXu BROWN

                      DONALDSON, LUFKIN & JENRETTE

                              GOLDMAN, SACHS & CO.

                                      MERRILL LYNCH & CO.

November  , 1999

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                            ------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Prospectus Summary..........................................      3
Fees and Expenses...........................................      7
The Trust...................................................      8
Use of Proceeds.............................................      8
Investment Objectives and Policies..........................      8
Investment Restrictions.....................................     22
Risk Factors for DECS.......................................     23
Net Asset Value.............................................     26
Description of the DECS.....................................     26
Management and Administration of the Trust..................     28
Certain United States Federal Income Tax Considerations.....     31
Underwriting................................................     36
Legal Matters...............................................     38
Experts.....................................................     38
Where You Can Find More Information.........................     38
Report of Independent Accountants...........................     39
Statement of Assets, Liabilities and Capital................     40

    UNTIL       , 1999, ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE
SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS SECURITIES OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTION.

                            ------------------------

             "DECS" IS A SERVICE MARK OF SALOMON SMITH BARNEY INC.

                               PROSPECTUS SUMMARY

    THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY IS NOT COMPLETE AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE DECS. YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY, ESPECIALLY THE RISKS OF INVESTING IN THE DECS DISCUSSED UNDER "RISK FACTORS FOR DECS."

                                   THE TRUST

    DECS Trust VI is a recently created Delaware business trust. The trust will terminate on or shortly after , 2002, which is referred to in this summary as the "exchange date" because that is when the class A shares of Metromedia Fiber common stock or their value in cash are expected to be delivered under all of the prepaid forward contracts the trust has with the sellers. In some limited circumstances, the class A common stock or its value in cash may be delivered and the trust terminated sooner than that date. In other limited circumstances, one or more sellers who elect to deliver cash may extend the exchange date, for
purposes of their respective contracts only, to   , 2003, and may subsequently
accelerate the extended exchange date if they wish. If the exchange date under any of the sellers' contracts is extended in this way, the trust will terminate on or shortly after the date all of the class A common stock or cash has been delivered under all of the prepaid forward contracts.

                                    THE DECS

    The DECS are securities that represent all of the beneficial interest in the trust. The underwriters named in this prospectus are offering the DECS for sale
at a price of $    per DECS, which is the same as the closing bid price of a
share of the class A common stock on The Nasdaq Stock Market's National Market
on   , 1999. The underwriters also may purchase up to 1,500,000 additional DECS from the trust to cover over-allotments.

                              PURPOSE OF THE TRUST

    The trust was created to issue the DECS and to carry out the transactions described in this prospectus. The terms of the DECS are designed to give you a higher yield than the current dividend yield on the class A common stock, while also giving you the chance to share in the increased value of class A common stock if its price goes up. Metromedia Fiber does not currently pay dividends on its common stock and has stated that it does not intend to do so, but in the future Metromedia Fiber might pay dividends that are higher than the distributions that you will receive from the trust. Also, you will receive less than you paid for your DECS if the price of the class A common stock goes down, but you will receive only part of the increased value if the price goes up, and
then only if the price is above $    per share shortly before the exchange date.

                            QUARTERLY DISTRIBUTIONS

    For each DECS that you buy, you will receive a cash distribution of $    on
each       ,       ,       and       , starting on       , 2000 and ending on
      , 2002. Those payments will be made from the U.S. treasury securities that the trust acquires when it issues the DECS.

                       DISTRIBUTIONS ON THE EXCHANGE DATE

    On the exchange date, you will receive between 0.   and 1.0 shares of class
A common stock for each DECS you own. Those amounts will be adjusted if Metromedia Fiber splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur that are described in detail later in this prospectus. Under its prepaid forward contract with the trust, each seller has the option to deliver cash to the trust instead of shares of class A common stock. If a seller decides to deliver cash, you will receive the cash value of the class A common stock you would have received under that seller's contract instead of the shares themselves. If Metromedia Fiber merges into another company or liquidates, you may receive shares of the other company or cash instead of class A common stock on the exchange date. And if a seller defaults under its prepaid forward contract with the trust, the obligations of that seller under its contract will be accelerated, and the trust will immediately distribute to you the class A common stock or cash received by the trust under the relevant prepaid forward contract, plus a proportionate amount of the U.S. treasury securities then held by the trust.

    In addition, each seller may elect to deliver cash instead of all or a portion of the class A common stock subject to its contract by completing an offering of securities to refinance the DECS. We refer to such an offering as a rollover offering. Each seller may extend the exchange date under its prepaid
forward contract to     , 2003, but only in connection with a rollover offering.
If any seller completes a rollover offering and has extended the exchange date, that seller will deliver the cash due under its prepaid forward contract by the fifth business day after the extended exchange date. Any sellers that have
elected to extend the exchange date to     , 2003 will also have the option of
later accelerating the exchange date to between     , 2002 and     , 2003, in
which case such sellers will deliver the cash due under their prepaid forward contracts by the fifth business day after the accelerated exchange date.

    In addition, any seller that has extended the exchange date will deliver cash to be distributed as an additional partial distribution for the period
beginning on     , 2002 and ending on the date the seller delivers the cash value of the class A common stock under its prepaid forward contract.

VOTING RIGHTS

    You will not have the right to vote any class A common stock unless and until it is delivered to the trust by the sellers and distributed to you by the trust. You will have the right to vote on matters that affect the trust.

ASSETS OF THE TRUST; INVESTMENT OBJECTIVES AND POLICIES

    The trust will own the following assets:

    - zero-coupon U.S. treasury securities that will mature every quarter during the term of the trust, and which will provide cash to pay the quarterly distributions on the DECS

    - a prepaid forward contract with each of the sellers under which each relevant seller has the right to deliver class A common stock and/or cash to the trust on the exchange date, which the trust will then distribute to you

    The U.S. treasury securities initially will represent approximately   % of
the trust's assets and the prepaid forward contracts initially will represent
approximately   %.

    The trust's investment objective is to provide you with (1) a quarterly
distribution of $     per DECS over the term of the trust and (2) class A common stock on the exchange date in an amount equal to:

    -    shares of class A common stock per DECS if the average price of
      class A common stock shortly before the exchange date is more than $   per
      share

    -    shares of class A common stock worth $    per DECS (the issue price of
      the DECS) if the average price of class A common stock shortly before the
      exchange date is more than $    per share but less than or equal to $
      per share

    - one share of class A common stock per DECS if the average price of class A
      common stock shortly before the exchange date is $    or less per share

    The trust will not deliver fractions of a share of class A common stock. If you would receive a fraction of a share of class A common stock under this formula (based on all DECS owned), you will receive cash instead.

    At the closing of the sale of the DECS, the trust will enter into prepaid forward contracts with each of the sellers. The prepaid forward contracts will require the sellers to deliver to the trust up to a total of 11,500,000 shares of class A common stock on the exchange date for all of the contracts together. The purchase price for the class A common stock under each prepaid forward
contract will be $    per share or $    in total for all of the contracts
together. The trust will pay the sellers the purchase price for the class A common stock on the date the DECS are issued.

    Each seller will secure its obligations to deliver class A common stock to the trust on the exchange date by pledging stock to the trust on the date the DECS are issued. During the term of the DECS, the sellers will have the right to substitute U.S. treasury securities or other cash equivalents as collateral for their pledged common stock.

    Any seller electing to extend the exchange date under its contract to
           , 2003 will secure its obligation to pay interest accruing during the
period beginning on       , 2002 and ending on the extended (or accelerated)
exchange date by pledging U.S. treasury securities or other cash equivalents to the trust.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

    For U.S. federal income tax purposes, the trust and owners of DECS agree to treat the owners of DECS as owning all of the beneficial interests in the U.S. treasury securities and the prepaid forward contracts held by the trust. In addition, the sellers, the trust and owners of DECS agree to treat a portion of the amount invested by you as a cash deposit that will be used to satisfy your obligation to make payment under the prepaid forward contracts for the purchase of class A common stock on the exchange date. Under this treatment, if you are a U.S. individual or taxable entity, you generally will be required to pay taxes on only a relatively small portion of each quarterly cash distribution you receive from the trust, which will be ordinary income. If you hold the DECS until they mature, you will not be subject to tax on the receipt of class A common stock. If you sell your DECS or receive cash on the exchange date, you will have a capital gain or loss equal to the difference between your tax basis in the DECS and the cash you receive. In addition, it is possible that you will have a capital gain on a deemed exchange of a portion of your DECS during the term of the DECS. You should refer to the section "Certain United States Federal Income Tax Considerations" in this prospectus for more information.

                                METROMEDIA FIBER

    A prospectus and a prospectus supplement that describe Metromedia Fiber and the class A common stock that you may receive are attached to this prospectus. Metromedia Fiber is not affiliated with the trust, will not receive any of the proceeds from the sale of the DECS by the trust and will not have any obligation under the DECS or the prepaid forward contracts between the trust and the sellers. The sellers did not prepare, and are not responsible for, the Metromedia Fiber prospectus or prospectus supplement. The Metromedia Fiber prospectus and prospectus supplement are attached to this prospectus only for your convenience. The Metromedia Fiber prospectus and prospectus supplement are not part of this prospectus and are not incorporated by reference into this prospectus.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

    The internal operations of the trust will be managed by three trustees; the trust will not have an investment advisor. The Bank of New York (or its successor) will act as trust administrator to carry out the day-to-day administration of the trust, and will also be the custodian for the trust's assets, its paying agent, registrar and transfer agent for the DECS and the collateral agent for the sellers' pledges of common stock or U.S. treasury securities or other cash equivalents to the trust. The Bank of New York will not have any other affiliation with the trust.

                               TERM OF THE TRUST

    The trust will terminate automatically on or shortly after the date on which the trust distributes to you the class A common stock or cash that the trust receives on the exchange date under its prepaid forward contracts with the
sellers. Under most circumstances, this will be on or shortly after       , 2002
or       , 2003 if any seller has elected to extend the exchange date under its contract.

RISK FACTORS

    - The trust will not dispose of its prepaid forward contracts for class A common stock during the term of the trust even if the value of class A common stock declines or Metromedia Fiber's financial condition changes for the worse.

    - During the term of the trust, Metromedia Fiber could start paying dividends that would provide investors in its stock with a higher yield than you will receive on the DECS.

    - You will bear the entire risk of declines in the value of the class A common stock between the closing date and the exchange date. The amount of class A common stock or cash that you will receive on the exchange date is not fixed, but is based on the market price of class A common stock shortly before the exchange date. If the market price of class A common stock declines, the stock or cash that you receive will be less than what you paid for your DECS and you will lose money. If Metromedia Fiber becomes bankrupt or insolvent, you could lose everything you paid for your DECS.

    - You will have less opportunity for gains if the value of the class A common stock increases than you would have if you purchased the class A common stock directly. You will realize a gain only if the value of the class A common stock increases by approximately % between the closing
      date and the exchange date, and then you will only receive   % of the
      increase in the class A common stock price above that level.

    - Because the trust will determine the value of the class A common stock based on its average price for 20 trading days before the exchange date, the actual value of the stock or cash that you receive on the exchange date may be more or less than the price of the stock on the exchange date.

    - Because the trust will own only U.S. treasury securities and the prepaid forward contracts, an investment in the DECS may be riskier than an investment in an investment company with more diversified assets.

    - The trading price of the class A common stock will directly affect the trading price of the DECS in the secondary market. The trading price of class A common stock will be influenced by Metromedia Fiber's operating results and prospects, by economic, financial and other factors and by general market conditions.

    - You will not have any right to vote the common stock underlying the DECS, to receive dividends on that stock (if any are declared) or to act as an owner of the stock in any other way unless and until the sellers deliver the stock to the trust under their prepaid forward contracts and the trust distributes the stock to you.

    - A bankruptcy of any of the sellers could interfere with the timing of the delivery of shares or cash under the DECS and therefore could affect the amount you receive.

LISTING

    The trust has applied to have the DECS approved for listing on The Nasdaq Stock Market's National Market under the symbol "MFDE." The class A common stock is quoted on The Nasdaq Stock Market's National Market under the symbol "MFNX." The last reported sale price of the class A common stock on November 10, 1999 was $37 3/8 per share.

                               FEES AND EXPENSES

    Because the trust will use proceeds from the sale of the DECS to purchase the forward contracts from the sellers, the sellers have agreed in the
underwriting agreement to pay to the underwriters as compensation $         per
DECS. See "Underwriting." Salomon Smith Barney Inc. ("Salomon Smith Barney") will pay estimated organization costs of the trust in the aggregate amount of $11,000 and estimated costs of the trust in connection with the initial registration and public offering of the DECS in the aggregate amount of approximately $314,000 at the closing of this offering. In addition, Salomon Smith Barney will pay the Administrator, the Custodian, the Paying Agent and each Trustee at the closing of this offering a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the trust (estimated to be $300,000 in the aggregate) over the term of the trust. Salomon Smith Barney has agreed to pay any on-going expenses of the trust in excess of these estimated amounts and to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The sellers will reimburse Salomon Smith Barney for certain expenses of the trust and reimbursements of indemnifications paid by it. See "Management and Administration of the Trust--Estimated Expenses."

    Regulations of the Securities and Exchange Commission require the presentation of trust expenses in the following format in order to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. Because the trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to bear indirectly are (a) the underwriters' compensation payable by the sellers with respect to such investor's DECS and
(b) the ongoing expenses of the trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $100,000 per year in the aggregate, which Salomon Smith Barney will pay at the closing of the offering.

Investor transaction expenses
  Sales Load (as a percentage of offering price)............    %
                                                              ===
Annual Expenses
  Management Fees...........................................   0%
  Other Expenses (after reimbursement by the sellers)*......   0%
      Total Annual Expenses*................................   0%
                                                              ===

------------------------

*   Without this reimbursement, the trust's "total annual expenses" would be
    equal to approximately     % of the trust's average net assets.

    SEC REGULATIONS ALSO REQUIRE THAT CLOSED-END INVESTMENT COMPANIES PRESENT AN ILLUSTRATION OF CUMULATIVE EXPENSES (BOTH DIRECT AND INDIRECT) THAT AN INVESTOR WOULD BEAR. THE REGULATIONS REQUIRE THE ILLUSTRATION TO FACTOR IN THE APPLICABLE SALES LOAD AND TO ASSUME, IN ADDITION TO A 5% ANNUAL RETURN, THE REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVES AND POLICIES--TRUST ASSETS." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                                                               1 YEAR    3 YEARS
                                                              --------   --------
You would pay the following expenses (i.e., the applicable
sales load and allocable portion of ongoing expenses paid by
Salomon Smith Barney and the sellers) on a $1,000
investment, assuming a 5% annual return.....................   $          $

                                   THE TRUST

    DECS Trust VI is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed on October 22, 1999, pursuant to a Declaration of Trust, dated as of October 22, 1999. The term of the trust will expire on or
shortly after             , 2002, except that the trust may be dissolved prior
to such date under certain limited circumstances. The address of the trust is c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, DE 19711 (telephone number: (302) 738-6600).

                                USE OF PROCEEDS

    On or shortly after the date on which it sells the DECS, the trust will use the proceeds of this offering to purchase a fixed portfolio comprised of a series of zero-coupon U.S. treasury securities maturing quarterly during the term of the trust and to pay the purchase price under each prepaid forward contract to the relevant seller.

                       INVESTMENT OBJECTIVES AND POLICIES

TRUST ASSETS

    The trust's investment objectives are to provide investors with a quarterly
distribution of $         per DECS on each distribution date during the term of
the trust (representing the pro rata portion of the quarterly distributions in respect of the maturing U.S. treasury securities held by the trust) and to
provide investors, on       , 2002 or such later date not later than       ,
2003 as may be elected by one or more sellers making a Rollover Offering as described below (in each case, the "Exchange Date" under the applicable prepaid forward contract or contracts), a number of shares of class A common stock at the Exchange Rate (as defined below) or, to the extent that one or more sellers elects the Cash Delivery Option (as defined below), an amount in cash equal to the Exchange Price (as defined below) thereof. On or prior to the 25th Business Day prior to the Exchange Date, each seller will notify the trust concerning its exercise of the Cash Delivery Option, and the trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether investors will receive shares of class A common stock, cash or both. See "--The Forward Contracts--General" below. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

    The "Exchange Rate" is equal to, subject to certain adjustments,

    (a) if the Exchange Price (as defined below) is greater than $
         (the "Threshold Appreciation Price"),     shares of class A common
       stock per DECS;

    (b) if the Exchange Price is less than or equal to the Threshold
       Appreciation Price but is greater than $         (the "Initial Price"), a
       fraction, equal to the Initial Price divided by the Exchange Price, of one share of class A common stock per DECS; and

    (c) if the Exchange Price is less than or equal to the Initial Price, one share of class A common stock per DECS.

    Accordingly, the value of the class A common stock to be received by investors (or, as discussed below, the cash equivalent to be received in lieu of such class A common stock) at the Exchange Date will not necessarily equal the Initial Price. The numbers of shares of class A common stock per DECS specified in clauses (a), (b) and (c) of the Exchange Rate are hereinafter referred to as the "Share Components." Any shares of class A common stock delivered by the trust to investors that are not affiliated with Metromedia Fiber will be free of any transfer restrictions and the investors will be responsible for the payment of all brokerage costs upon the subsequent sale of such shares. Investors otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "--Delivery of Common Stock and Reported Securities; No Fractional Shares of Common Stock or Reported Securities" below. Notwithstanding the foregoing, (1) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and (2) in the case of certain adjustment events, the consideration received by investors at the Exchange Date will be cash or Reported Securities (as defined below) or a combination thereof, rather than (or in addition to) shares of class A common stock. See "--The Forward Contracts--Dilution Adjustments" and "--The Forward Contracts--Adjustment Events" below.

    The trust has adopted a fundamental policy to invest at least 65% of its portfolio in the prepaid forward contracts. The prepaid forward contracts will
comprise approximately   % of the trust's initial assets. The trust has also
adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and that the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their respective maturities and the termination of the trust except for the partial liquidation of such treasury securities following acceleration of one or more prepaid forward contracts as described below under "--The Treasury Securities." These fundamental policies of the trust may not be changed without the vote of a "majority in interest" of the owners of the DECS. A "majority in interest" means the lesser of (a) 67% of the DECS represented at a meeting at which more than 50% of the outstanding DECS are represented and (b) more than 50% of the outstanding DECS.

    The "Exchange Price" under any prepaid forward contract means the average Closing Price (as defined below) per share of class A common stock on the 20 Trading Days immediately prior to, but not including, the Exchange Date thereunder; provided, however, that if there are not 20 Trading Days (as defined below) for the class A common stock occurring later than the 60th calendar day immediately prior to, but not including, the Exchange Date, the Exchange Price will be the market value per share of the class A common stock as of the Exchange Date as determined by a nationally recognized independent investment banking firm that the Administrator retains for this purpose. The Exchange Price will be calculated in a different manner if the relevant seller carries out a Rollover Offering (as defined below), as described under "--Rollover Offerings." The "Closing Price" of any security on any date of determination means:

    (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date,

    (2) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed,

    (3) if such security is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market,

    (4) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or

    (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least three nationally recognized investment banking firms that the Administrator selects for such purpose.

    A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security. For illustrative purposes only, the following chart shows the number of shares of class A common stock or the amount of cash that an investor would receive for each DECS at various Exchange Prices. The chart assumes that there will be no adjustments to the Exchange Rate due to any of the events described under "--The Forward Contracts--Dilution Adjustments" and "--The Forward Contracts--Adjustment Events" below and that the prepaid forward contracts will not be accelerated. There can be no assurance that the Exchange Price will be within the range set forth below. Given the Initial Price of
$         per DECS and the Threshold Appreciation Price of $    , an investor
would receive at the Exchange Date the following number of shares of class A common stock or amount of cash (if all sellers exercise the Cash Delivery Option for all of their shares of class A common stock) per DECS:

  EXCHANGE PRICE OF     NUMBER OF SHARES OF
       CLASS A                CLASS A
    COMMON STOCK           COMMON STOCK       AMOUNT OF CASH
---------------------   -------------------   ---------------

    As the foregoing chart illustrates, if at the Exchange Date, the Exchange
Price is greater than $         , the trust will be obligated to deliver
  shares of class A common stock per DECS, resulting in an investor receiving
only     % of the appreciation in market value above $      . If at the Exchange
Date, the Exchange Price is greater than $         and less than or equal to
$    , the trust will be obligated to deliver only a fraction of a share of
class A common stock having a value at the Exchange Price equal to $      ,
resulting in an investor receiving none of the appreciation in market value. If
at the Exchange Date, the Exchange Price is less than or equal to $    , the
trust will be obligated to deliver one share of class A common stock per DECS, regardless of the market price of such share, resulting in an investor realizing the entire loss on the decline in market value of the class A common stock.

    The following table sets forth information regarding the distributions to be received on the U.S. treasury securities held by the trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on such treasury securities with respect to an investor who acquires its DECS at the initial public offering price from the underwriters in the original offering. See "Certain United States Federal Income Tax Considerations."

                                                        ANNUAL GROSS                           ANNUAL INCLUSION OF
                                  ANNUAL GROSS       DISTRIBUTIONS FROM                          ORIGINAL ISSUE
                               DISTRIBUTIONS FROM    TREASURY SECURITIES   ANNUAL RETURN PER   DISCOUNT IN INCOME
                               TREASURY SECURITIES        PER DECS               DECS               PER DECS
                               -------------------   -------------------   -----------------   -------------------
2000........................             $                     $                   $                    $
2001........................
2002........................

    The trust will pay the annual distribution of $         per DECS quarterly
on each       ,       ,       and       (or, if any such date is not a Business
Day, on the next succeeding Business Day), commencing       , 2000. Quarterly
distributions on the DECS will consist solely of the cash received from the U.S. treasury securities held by the trust. The trust will not be entitled to any dividends that may be declared on the class A common stock.

ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN CLASS A COMMON STOCK; NO DEPRECIATION PROTECTION

    The yield on the DECS is higher than the current dividend yield on the class A common stock, which currently does not pay dividends. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the class A common stock over the term of the trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the class A common stock because the value of the class A common stock to be received by owners of the DECS at the Exchange Date (the "Amount Receivable at the Exchange Date") will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents
an appreciation of   % over the Initial Price) and because investors will be
entitled to receive at the Exchange Date only   % (the percentage equal to the
Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of the class A common stock in excess of the Threshold Appreciation Price. Moreover, DECS investors will bear the entire decline in value if the Exchange Price on the Exchange Date is less than the Initial Price. Additionally, because the Exchange Price is generally determined based on a 20 Trading Day average, the value of a share of class A common stock distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.

    A prospectus and prospectus supplement that describe Metromedia Fiber and the class A common stock that owners of DECS may receive are attached to this prospectus.

    Owners of DECS will not be entitled to any rights with respect to the class A common stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) unless and until such time, if any, as the sellers deliver shares of class A common stock to the trust pursuant to the prepaid forward contracts and the trust has distributed such shares to the owners of the DECS.

    The class A common stock has been quoted on The Nasdaq Stock Market's National Market under the symbol "MFNX" since October 29, 1997. The following table sets forth, for the indicated periods, the high and low sales prices of the class A common stock, as reported on The Nasdaq Stock Market's National Market, giving effect to Metromedia Fiber's stock splits. Metromedia Fiber has never paid cash dividends on the class A common stock and has stated that it does not anticipate paying cash dividends on the class A common stock in the foreseeable future. As of October 25, 1999, there were 361 record holders of the class A common stock. Metromedia Fiber's fiscal year end is December 31.

                                                                 HIGH           LOW
                                                              -----------   -----------
Fiscal 1999 Fourth Quarter (through October 26, 1999).......  38 3/8        23 3/4
Fiscal 1999 Third Quarter...................................  41 1/4        21 1/8
Fiscal 1999 Second Quarter..................................  47 9/16       26 9/16
Fiscal 1999 First Quarter...................................  28 5/8        16 7/8
Fiscal 1998 Fourth Quarter..................................  19 1/16       5 7/8
Fiscal 1998 Third Quarter...................................  9 1/16        4 7/32
Fiscal 1998 Second Quarter..................................  5 29/32       3 3/16
Fiscal 1998 First Quarter...................................  5 7/16        1 59/64

    Metromedia Fiber is not affiliated with the trust, will not receive any of the proceeds from the sale of the DECS by the trust and will have no obligations with respect to the DECS or the prepaid forward contracts. This prospectus relates only to the DECS offered hereby and does not relate to Metromedia Fiber or the class A common stock. Metromedia Fiber has filed a registration statement with the SEC with respect to the shares of class A common stock that may be delivered to the trust by the sellers, and by the trust to the owners of DECS, at the Exchange Date or upon earlier acceleration of any of the prepaid forward contracts. The prospectus and prospectus supplement of Metromedia Fiber constituting a part of such registration statement include information relating to Metromedia Fiber and the class A common stock, including certain risk factors relevant to an investment in the class A common stock. The prospectus and prospectus supplement of Metromedia Fiber are being attached hereto and delivered to prospective purchasers of DECS together with this prospectus for convenience of reference only. The Metromedia Fiber prospectus and prospectus supplement are not part of this prospectus, and are not incorporated by reference into this prospectus. The sellers did not prepare, and are not responsible for, the Metromedia Fiber prospectus or prospectus supplement.

THE FORWARD CONTRACTS

    GENERAL. The trust will enter into the prepaid forward contracts with the sellers obligating each seller to deliver to the trust at the Exchange Date under its prepaid forward contract a number of shares of class A common stock equal to the initial number of shares of the class A common stock subject to the prepaid forward contract multiplied by the Exchange Rate. The Exchange Rate is equal to, subject to adjustment as described in "--Dilution Adjustments" and "--Adjustment Events" below,

    (1) if the Exchange Price is greater than the Threshold Appreciation Price, ;

    (2) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price divided by the Exchange Price; and

    (3) if the Exchange Price is less than or equal to the Initial Price, one.

    The purchase price under the prepaid forward contracts is equal to
$           per share of   common stock and $         in total and is payable to
the sellers by the trust on the closing of this offering. The purchase price of the prepaid forward contracts was arrived at by arm's length negotiations between the trust and the sellers taking into consideration factors including the price, expected dividend level and volatility of the class A common stock, current interest rates, the term of the prepaid forward contracts, current market volatility generally, the collateral pledged by the sellers to secure their obligations under their respective prepaid forward contracts, the value of other similar instruments and the costs and anticipated proceeds of the offering of the DECS. All matters relating to the administration of the prepaid forward contracts will be the responsibility of either the trust's Administrator or its Custodian.

    Although each seller currently intends to deliver shares of class A common stock at the Exchange Date, each seller may, at its option, deliver cash in lieu of delivering all or a portion of the shares of class A common stock otherwise deliverable by it on the Exchange Date (the "Cash Delivery Option"), except where such delivery would violate applicable state law. The amount of cash deliverable by any seller who exercises the Cash Delivery Option will be equal to the product of the number of shares of class A common stock with respect to which that seller has experienced the Cash Delivery Option on the Exchange Date multiplied by the Exchange Price. On or prior to the 25th Business Day prior to the Exchange Date, each seller will notify the trust concerning its exercise of the Cash Delivery Option, and the trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether the owners of DECS will receive shares of class A common stock or cash or both.

    EXTENSION AND ACCELERATION OF THE EXCHANGE DATE AT THE OPTION OF
SELLERS. Any seller that elects the Cash Delivery Option as to any of the shares of class A common stock subject to its prepaid forward contract and is making a Rollover Offering may extend the Exchange Date under its prepaid
forward contract to             , 2003. If a seller extends the Exchange Date,
it will not be required to deliver the cash value of the class A common stock under its prepaid forward contract for which it has elected the Cash Delivery
Option until             , 2003. However, once the seller extends the Exchange
Date, that seller can then accelerate the Exchange Date under its prepaid
forward contract to any date between             , 2002 and             , 2003.
If any seller extends or accelerates the Exchange

Date under its prepaid forward contract, the trust will receive the cash payable under that contract within five Business Days after the extended or accelerated Exchange Date, and the amount of cash will be calculated as of the extended or accelerated Exchange Date.

    Any seller extending the Exchange Date under its prepaid forward contract in connection with a Rollover Offering must also deliver to the trust an additional amount of cash on the extended or accelerated Exchange Date to be distributed as an additional distribution to the holders of the DECS in respect of the period between the originally scheduled Exchange Date and the Exchange Date as so extended or accelerated. In addition, such seller will be required to pledge U.S. treasury securities or other Cash Equivalents (as defined below) to secure its obligation to deliver cash for this additional distribution. See "--Collateral Requirements of the Forward Contracts; Acceleration." The amount of the additional distribution that would be paid on the DECS would be equal to a portion of the regular quarterly distribution on the DECS pro-rated to reflect the number of days by which the Exchange Date is extended or accelerated and the proportion of all the class A common stock covered by all of the prepaid forward contracts that are represented by the prepaid forward contracts as to which the Exchange Date is being extended or accelerated. For example, if the Exchange
Date under all of the prepaid forward contracts is extended to       , 2003 and
then accelerated to       , 2002 (i.e., two-thirds of the time between       ,
2002 and       , 2003), the additional distribution would be equal to two-thirds of the regular quarterly distribution. If only forward purchase contracts representing one-half of all of the class A common stock deliverable under the DECS are the subject of the same extension and acceleration, then the additional distribution would be equal to one-third of the regular quarterly distribution.

    If some sellers elect to extend the Exchange Date under their prepaid forward contracts in connection with Rollover Offerings and others do not, then
the originally scheduled Exchange Date of       , 2002 will remain in effect for
the sellers who do not extend, the Exchange Price under those sellers' prepaid forward contracts will be determined as described herein shortly before that date, and the trust will distribute the cash and/or shares of class A common stock it receives under those prepaid forward contracts to the holders of DECS on or shortly after that date. All sellers who do extend the Exchange Date under
their prepaid forward contracts will be required to extend to          , 2003,
and no seller may then accelerate the Exchange Date under its prepaid forward contract unless all sellers who have extended their Exchange Dates accelerate to the same date. The Exchange Price under the accelerating sellers' prepaid forward contracts will be calculated as described below immediately before the extended or accelerated Exchange Date, and the trust will distribute the cash it receives under those contracts, together with the additional cash amount described in the preceding paragraph, to holders of the DECS on or shortly after that date. Therefore, holders of DECS may receive the cash and/or shares to which they are entitled on two (but not more than two) separate dates up to three months apart, and the dates and basis on which the cash or shares to which they are entitled will not be the same for the two distributions.

    ROLLOVER OFFERINGS. Each seller has the option to deliver cash instead of all or a portion of the class A common stock on the Exchange Date (whether or not extended) by completing a Rollover Offering to refinance the DECS.

    The term "Rollover Offering" means a reoffering or refinancing of the DECS
effected by a seller not earlier than       , 2002 by means of a completed
public offering or offerings or another similar offering (which may include one or more exchange offers), by or on behalf of such seller. If a seller elects to carry out a Rollover Offering, the "Exchange Price" will be the Closing Price per share of the class A common stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 p.m. New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

    If a seller carries out a Rollover Offering that is consummated on or before the Exchange Date, the cash payable by the seller will be delivered to the trust within five Business Days after the Exchange Date (which may be extended and accelerated as described above) instead of on the Exchange Date itself. Accordingly, owners of the DECS may not receive a portion of the cash deliverable in exchange for the DECS until the fifth Business Day after the Exchange Date.

    The trust will notify the owners of the DECS (1) if any seller elects to settle with cash, and whether it elects to do so in connection with a Rollover Offering, not less than 30 days nor more than 90 days prior to the Exchange Date, (2) if any seller elects to extend the Exchange Date, not less than 30 days nor more than 90 days prior to the Exchange Date as in effect when the election is made, and (3) if any seller accelerates the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date as in effect when the election is made.

    DILUTION ADJUSTMENTS. The Exchange Rate is subject to adjustment if Metromedia Fiber:

    (1) pays a stock dividend or makes a distribution, in either case, with respect to the class A common stock in shares of such stock,

    (2) subdivides or splits its outstanding shares of class A common stock into a greater number of shares,

    (3) combines its outstanding shares of class A common stock into a smaller number of shares,

    (4) issues by reclassification (other than a reclassification pursuant to clause (2), (3), (4) or (5) of the definition of Adjustment Event below) of its shares of class A common stock any other equity securities of Metromedia Fiber,

    (5) issues rights or warrants (other than rights to purchase class A common stock pursuant to a plan for the reinvestment of dividends or interest) to all holders of class A common stock entitling them to subscribe for or purchase shares of class A common stock at a price per share less than the Market Price (as defined below) of the class A common stock on the Business Day next following the record date for the determination of holders of class A common stock entitled to receive such rights or warrants, or

    (6) is acquired by, consolidates with or merges into any other entity in a transaction in which the holders of class A common stock receive common stock in exchange for their shares of class A common stock.

    In the case of the events referred to in clauses (1), (2), (3) and
(4) above, the Exchange Rate will be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that the trust will be entitled under the prepaid forward contracts to receive at the Exchange Date the number of shares of class A common stock (or, in the case of a reclassification referred to in clause (4) above, the number of other equity securities of Metromedia Fiber issued pursuant thereto) which it would have owned or been entitled to receive immediately following such event had the Exchange Date occurred immediately prior to such event or any record date with respect thereto.

    In the case of the event referred to in clause (5) above, the Exchange Rate will be adjusted by multiplying each of the Share Components of the Exchange Rate in effect on the record date for the issuance of the rights or warrants referred to in clause (5) above, by a fraction. The numerator of this fraction is

    (A) the number of shares of class A common stock outstanding on the record date for the issuance of such rights or warrants, plus

    (B) the number of additional shares of class A common stock offered for subscription or purchase pursuant to such rights or warrants.

    The denominator of this fraction is

    (x) the number of shares of class A common stock outstanding on the record date for the issuance of such rights or warrants, plus

    (y) the number specified in clause (B) above multiplied by the quotient of

       (I) the exercise price of such rights or warrants divided by

       (II) the Market Price of the class A common stock on the Business Day next following the record date for the determination of holders of class A common stock entitled to receive such rights or warrants.

    To the extent that such rights or warrants expire prior to the Exchange Date and shares of class A common stock are not delivered pursuant to such rights or warrants prior to such expiration, the Exchange Rate will be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of class A common stock actually delivered pursuant to such rights or warrants. For purposes of this paragraph, dividends will be deemed to be paid as of the record date for such dividend.

    In the case of the the event referred to in clause (6) above, the Exchange Rate will be adjusted on the Exchange Date (but not above one share of class A common stock per DECS prior to the application of all other adjustments to the Exchange Rate or the Share Components) by adjusting the Exchange Rate so that the trust will be entitled under the prepaid forward contracts to receive at the Exchange Date, in addition to the number of shares otherwise deliverable, additional shares of class A common stock with a Closing Price as of the date of
such acquisition, consolidation or merger equal to     times the amount of
dividends, if any, that would have been paid on the number of shares of such common stock received per share of common stock in connection with such transaction, for the period from the date of such acquisition, consolidation or merger to the Exchange Date, at the announced dividend rate for the stock received in such transaction at the date of consummation of such transaction.

    "Market Price" means, as of any date of determination, the average Closing
Price per share of   common stock on the 20 Trading Days immediately prior to,
but not including, the date of determination; provided, however, that if there are not 20 Trading Days for the class A common stock occurring later than the 60th calendar day immediately prior to, but not including, such date, the Market Price will be determined as the market value per share of class A common stock as of such date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose.

    All adjustments to the Exchange Rate will be calculated to the nearest
1/10,000th of a share of   common stock (or, if there is not a nearest
1/10,000th of a share, to the next higher 1/10,000th of a share). No adjustment in the Exchange Rate will be made unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made will be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to clauses (1), (2), (3),
(4), (5) or (6) above, an adjustment will also be made to the Exchange Price as such term is used throughout the definition of Exchange Rate. The required adjustment to the Exchange Price will be made at the Exchange Date by multiplying the Exchange Price by the cumulative number or fraction determined pursuant to the Exchange Rate adjustment procedure described above. In the case of the reclassification of any shares of class A common stock into any equity securities of Metromedia Fiber other than the class A common stock, such equity securities will be deemed shares of class A common stock for all purposes. Each such adjustment to the Exchange Rate and the Exchange Price will be made successively.

    ADJUSTMENT EVENTS. Each of the following events are called "Adjustment Events":

    (1) any dividend or distribution by Metromedia Fiber to all holders of class A common stock of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (1) of the first paragraph under the caption "--Dilution Adjustments" above, any equity securities issued pursuant to a reclassification referred to in clause (4) of such paragraph and any Ordinary Cash Dividends (as defined below)) or any issuance by Metromedia Fiber to all holders of class A common stock of rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in clause (5) of the first paragraph under the caption "--Dilution Adjustments" above),

    (2) any consolidation or merger of Metromedia Fiber with or into another entity (other than a merger or consolidation in which Metromedia Fiber is the continuing corporation and in which the class A common stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of Metromedia Fiber or another corporation),

    (3) any sale, transfer, lease or conveyance to another corporation of the property of Metromedia Fiber as an entirety or substantially as an entirety,

    (4) any statutory exchange of securities of Metromedia Fiber with another corporation (other than in connection with a merger or acquisition), and

    (5) any liquidation, dissolution or winding up of Metromedia Fiber.

    After the occurrence of any Adjustment Event, each seller will deliver at the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (1) above) in addition to, shares of class A common stock as described above, cash in an amount equal to:

    (A) if the Exchange Price is greater than the Threshold Appreciation Price, multiplied by the Transaction Value (as defined below);

    (B) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the product of
       (x) the Initial Price divided by the Exchange Price multiplied by
       (y) the Transaction Value; and

    (C) if the Exchange Price is less than or equal to the Initial Price, the Transaction Value;

provided, however, that if the consideration received by holders of class A common stock in such Adjustment Event does not and may not at the option of such holders include Reported Securities (as defined below), then (except in the case of an Adjustment Event solely of the type described in (1) above) (a) each seller's delivery obligations under its prepaid forward contract will be accelerated and promptly upon consummation of the Adjustment Event each seller will be required to deliver cash in an amount equal to (x) if the Transaction
Value is greater than the Threshold Appreciation Price,           multiplied by
the Transaction Value, (y) if the Transaction Value is less than or equal to the Threshold Appreciation Price but greater than Initial Price, the Initial Price, and (z) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value; (b) the Custodian will liquidate the U.S. treasury securities acquired by the trust at closing and then held by the trust; and (c) the amount delivered by the sellers as described in (a) above and the proceeds of such liquidation will be distributed to the owners of the DECS.

    Following an Adjustment Event, the Exchange Price, as such term is used in the formula in the preceding paragraph and throughout the definition of Exchange Rate, will be deemed to equal (A) if shares of class A common stock are outstanding at the Exchange Date, the Exchange Price of the class A common stock, as adjusted pursuant to the method described above under "--Dilution Adjustments," otherwise zero, plus (B) the Transaction Value.

    Notwithstanding the foregoing, with respect to any securities received by holders of class A common stock in an Adjustment Event that

    (1) are

       (a) listed on a United States national securities exchange,

       (b) reported on a United States national securities system subject to last sale reporting,

       (c) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization,

       (d) for which bid and ask prices are available from at least three nationally recognized investment banking firms, or

       (e) are immediately convertible or exchangeable on a one-for-one basis during the term of the trust without any requirement of payment of consideration for any of the securities specified in clauses (a)-(d); and

    (2) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Exchange Date of the DECS;

("Reported Securities"), each seller will, in lieu of delivering cash in respect of such Reported Securities received in an Adjustment Event, deliver a number of such Reported Securities with a value equal to all cash amounts that would otherwise be deliverable in respect of Reported Securities received in such Adjustment Event, as determined in accordance with clause (2) of the definition of Transaction Value, unless such seller has made an election to exercise the Cash Delivery Option or such Reported Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto. If a seller delivers any Reported Securities, upon distribution thereof by the trust to owners of DECS, each owner of a DECS will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, then
(x) the seller will not deliver such Reported Security but instead will deliver an equivalent amount of cash and (y) notwithstanding clause (2) of the definition of Transaction Value, the Transaction Value of such Reported Security will mean the fair market value of such Reported Security on the date such security ceases to qualify as a Reported Security, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose.

    Because each DECS represents the right of the owner of the DECS to receive a PRO RATA portion of the class A common stock or other assets delivered by the sellers pursuant to the prepaid forward contracts, the amount of cash and/or the kind and number of securities which the owners of DECS are entitled to receive after an Adjustment Event will be adjusted following the date of such Adjustment Event in the same manner and upon the occurrence of the same type of events as described under the captions "--Dilution Adjustments" and "--Adjustment Events" with respect to class A common stock and Metromedia Fiber.

    For purposes of the foregoing, the term "Ordinary Cash Dividend" means, with respect to any consecutive 365-day period, any dividend with respect to the class A common stock paid in cash to the extent that the amount of such dividend, together with the total amount of all other dividends on the class A common stock paid in cash during such 365-day period, does not exceed on a per share basis 10% of the average of the Closing Prices of the class A common stock over such 365-day period.

    The term "Transaction Value" means

    (1) for any cash received in any Adjustment Event, the amount of cash received per share of class A common stock,

    (2) for any Reported Securities received in any Adjustment Event, an amount equal to (x) the average Closing Price per security of such Reported Securities on the 20 Trading Days immediately prior to, but not including, the Exchange Date multiplied by
       (y) the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of class A common stock, and

    (3) for any property received in any Adjustment Event other than cash or such Reported Securities, an amount equal to the fair market value of the property received per share of class A common stock on the date such property is received, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose;

    provided, however, that in the case of clause (2),

    (x) with respect to securities that are Reported Securities by virtue of only clause (d) of the definition of Reported Securities above, Transaction Value with respect to any such Reported Security means the average of the mid-point of the last bid and ask prices for such Reported Security as of the Exchange Date from each of at least three nationally recognized investment banking firms that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of class A common stock, and

    (y) with respect to all other Reported Securities, if there are not 20 Trading Days for any particular Reported Security occurring after the 60th calendar day immediately prior to, but not including, the Exchange Date, Transaction Value with respect to such Reported Security means the market value per security of such Reported Security as of the Exchange Date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of class A common stock.

    For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in an Adjustment Event will be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.

    No adjustments will be made for certain other events, such as offerings of class A common stock by Metromedia Fiber for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of class A common stock by the sellers.

    Each seller is required under its prepaid forward contract to notify the trust promptly upon becoming aware that an event requiring an adjustment to the Exchange Rate or which is an Adjustment Event is pending or has occurred. The trust will, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate or the occurrence of an Adjustment Event (or, in either case, if the trust is not aware of such occurrence, as soon as practicable after becoming so aware), notify each owner of DECS in writing of the occurrence of such event including a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate or change in the consideration to be received by owners of DECS following the Adjustment Event was determined and setting forth the revised Exchange Rate or consideration, as the case may be. However, for any adjustment to the Exchange Price, this notice will only disclose the factor by which the Exchange Price is to be multiplied in order to determine which clause of the Exchange Rate definition will apply at the Exchange Date.

    COLLATERAL REQUIREMENTS OF THE FORWARD CONTRACTS; ACCELERATION. Each seller's obligations under its prepaid forward contract will be secured by a pledge of one share of Metromedia Fiber common stock for each share of class A common stock subject to the prepaid forward contract (subject to adjustment in accordance with the dilution provisions of the prepaid forward contract), pursuant to a Collateral Agreement among the seller, the trust and The Bank of New York, as collateral agent (the "Collateral Agent"). In addition, the obligation of any seller to pay an additional amount in connection with the extension or acceleration of the Exchange Date will be secured by a pledge of U.S. treasury securities or other Cash Equivalents.

    Unless they are in default in their obligations under their respective Collateral Agreements, the sellers under each of the prepaid forward contracts will be permitted to substitute for the pledged shares of Metromedia Fiber common stock collateral consisting of short-term, direct obligations of the U.S. Government or other Cash Equivalents. Any U.S. Government obligations or other Cash Equivalents pledged as substitute collateral for shares of Metromedia Fiber common stock must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination (as defined below) that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the market price of the class A common stock at the time of each valuation times the number of shares of Metromedia Fiber common stock for which such obligations are being substituted. Each of the Collateral Agreements provides that, after an Adjustment Event, the relevant seller will pledge as alternative collateral any Reported Securities, plus cash in an amount at least equal to the Transaction Value of any consideration other than Reported Securities, received by it in respect of the maximum number of shares of class A common stock subject to its prepaid forward contract at the time of the Adjustment Event. The number of Reported Securities required to be pledged will be adjusted if any event requiring a dilution adjustment under the prepaid forward contracts occurs. Each seller will be permitted to substitute U.S. Government obligations or other Cash Equivalents for Reported Securities or cash pledged after any Adjustment Event. Any U.S. Government obligations or other Cash Equivalents so substituted must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of:

    (A) in the case of obligations substituted for pledged Reported Securities, not less than 150% (or, from and after any Insufficiency Determination that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the market price per security of Reported Securities at the time of each valuation times the number of Reported Securities for which such obligations are being substituted; and

    (B) in the case of obligations substituted for pledged cash, not less than 105% of the amount of cash for which such obligations are being substituted.

    "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by (a) the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (ii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and
(vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i)-(v) of this definition.

    The Collateral Agent will promptly pay over to the relevant seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the seller would cause the seller's collateral to become insufficient under its Collateral Agreement.

    If the Collateral Agent determines (an "Insufficiency Determination") that U.S. Government obligations or other Cash Equivalents pledged by a seller as substitute collateral fail to meet the foregoing requirements at any valuation, or that a seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of class A common stock or Reported Securities subject to its prepaid forward contract, and such failure is not cured by the close of business on the next Business Day after such determination, then, unless a Collateral Event of Default (as defined below) under the relevant Collateral Agreement has occurred and is continuing, the Collateral Agent will commence (1) sales of the collateral consisting of U.S. Government obligations or other Cash Equivalents and (2) purchases, using the proceeds of such sales, of shares of class A common stock or Reported Securities in an amount sufficient to cause the collateral to meet the requirements under the relevant Collateral Agreement. The Collateral Agent will discontinue such sales and purchases if at any time a Collateral Event of Default under the relevant Collateral Agreement has occurred and is continuing.

    The occurrence of a Collateral Event of Default under any seller's Collateral Agreement, or the bankruptcy or insolvency of a seller, will cause an automatic acceleration of that seller's obligations under its prepaid forward contract. A "Collateral Event of Default" under a Collateral Agreement means, at any time,

    (A) if no U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of class A common stock subject to the relevant seller's prepaid forward contract at such time (or, if an Adjustment Event has occurred at or prior to such time, failure of the collateral to include the amount of cash and the maximum number of any Reported Securities required to be pledged by that seller as described above);

    (B) if any U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral for shares of Metromedia Fiber common stock (or Reported Securities) under that Collateral Agreement at such time, failure of such U.S. Government obligations or other Cash Equivalents to have a market value at such time of at least 105% of the market price of the class A common stock (or the then-current market price per security of Reported Securities, as the case may be) times the difference between

       (x) the maximum number of shares of class A common stock (or Reported Securities) subject to the relevant seller's prepaid forward contract at such time, and

       (y) the number of shares of Metromedia Fiber common stock (or Reported Securities) pledged as collateral by that seller at such time; and

    (C) if any U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral for any cash under that Collateral Agreement at such time, failure of such U.S. Government obligations or other Cash Equivalents to have a market value at such time of at least 105% of such cash, if such failure is not cured within one Business Day after notice thereof is delivered to the relevant seller.

    Except as described below, upon acceleration of any seller's prepaid forward contract, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution PRO RATA to investors the maximum number of shares of class A common stock subject to such prepaid forward contract, in the form of the shares of Metromedia Fiber common stock then pledged by that seller, or cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged, or a combination thereof). In addition, if by the Exchange Date any substitute collateral has not been replaced by shares of Metromedia Fiber common stock (or, after an Adjustment Event, cash or Reported Securities) sufficient to meet the obligations under a seller's prepaid forward contract, the Collateral Agent will distribute to the trust for distribution pro rata to investors the market value of the shares of class A common stock required to be delivered thereunder, in the form of any shares of Metromedia Fiber common stock then pledged by that seller plus cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that seller (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Reported Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged).

    If upon acceleration of a seller's prepaid forward contract, that seller is subject to a bankruptcy or similar proceeding, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution PRO RATA to the investors a number of shares of class A common stock, in the form of the shares of Metromedia Fiber common stock then pledged by that seller, or cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged, or a combination thereof), with an aggregate value equal to the "Acceleration Value." The Administrator will determine the Acceleration Value on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement that would have the effect of preserving the trust's rights to receive the number of shares of class A common stock (or, after an Adjustment Event, Reported Securities, cash or a combination thereof) subject to the relevant seller's prepaid forward contract on the Exchange Date. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. If no quotations are provided, the Acceleration Value will be the aggregate value of the number of shares of class A common stock (or, after an Adjustment Event, Reported Securities, cash or a combination thereof) that would be required to be delivered under the relevant seller's prepaid forward contract on the date of acceleration if the Exchange Date were redefined to be the date of acceleration.

    Each seller will be permitted to pledge class B common stock (which is convertible into class A common stock on a one-for-one basis) under such seller's collateral agreement instead of class A common stock, in which case the collateral agent will convert such class B common stock into shares of class A common stock if such seller's prepaid forward contract is accelerated.

    DESCRIPTION OF THE SELLERS. Specific information on the holdings of the sellers, as required by the Securities Act of 1933, as amended (the "Securities Act"), is included in the prospectus and prospectus supplement of Metromedia Fiber attached hereto.

THE U.S. TREASURY SECURITIES

    The trust will purchase and hold a series of zero-coupon ("stripped") U.S. treasury securities with such face amounts and maturities as will provide
investors with a quarterly distribution of $         per DECS on each
Distribution Date during the term of the trust. The trust may invest up to 35% of its total assets in these treasury securities. If any prepaid forward contract is accelerated, the Administrator will liquidate a proportionate amount of the U.S. treasury securities then held in the trust and will distribute the proceeds thereof PRO RATA to investors, together with proceeds from the acceleration of the prepaid forward contract. See "--The Forward Contracts--Collateral Requirements of the Forward Contract; Acceleration" above and "--Trust Termination" below.

    If a seller extends the Exchange Date under its prepaid forward contract, it will be required to pledge U.S. treasury securities or other Cash Equivalents to the trust as collateral securing its obligation to pay the additional amount described above under "--The Forward Contracts--Extension and Acceleration of the Exchange Date at the Option of the Sellers."

TEMPORARY INVESTMENTS

    For cash management purposes, the trust may invest the proceeds of the U.S. treasury securities held by the trust and any other cash held by the trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next distribution date.

TRUST TERMINATION

    The trust will terminate automatically on or shortly after the latest Exchange Date or following the distribution of all trust assets to investors, if earlier.

    If all of the prepaid forward contracts are accelerated, the Administrator will liquidate any U.S. treasury securities then held by the trust and will distribute the proceeds thereof PRO RATA to the investors, together with all shares of class A common stock subject to the prepaid forward contracts that are pledged by the sellers, or cash generated from the liquidation of U.S. Government obligations then pledged by the sellers, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof) or in certain cases, the Acceleration Value of the prepaid forward contracts. After this distribution, the term of the trust will expire. See "--The Forward Contracts--Collateral Requirements of the Forward Contracts; Acceleration."

DELIVERY OF CLASS A COMMON STOCK AND REPORTED SECURITIES; NO FRACTIONAL SHARES OF CLASS A COMMON STOCK OR REPORTED SECURITIES

    The class A common stock and Reported Securities delivered under the prepaid forward contracts at the Exchange Date are expected to be distributed by the trust to the investors PRO RATA shortly after the Exchange Date, except that no fractional shares of class A common stock or Reported Securities will be distributed. If more than one DECS is surrendered at one time by the same investor, the number of full shares of class A common stock or Reported Securities to be delivered upon termination of the trust, in whole or in part, as the case may be, will be computed on the basis of the total number of DECS so surrendered at the Exchange Date. Instead of delivering any fractional share or security, the trust will sell a number of shares or securities equal to the total of all fractional shares or securities that would otherwise be delivered to investors of all DECS, and each such investor will be entitled to receive an amount in cash equal to the PRO RATA portion of the proceeds of such sale (which may be at a price lower than the Exchange Price).

                            INVESTMENT RESTRICTIONS

    The trust has adopted a fundamental policy that the trust may not purchase any securities or instruments other than the U.S. treasury securities, the prepaid forward contracts and the class A common stock or other assets received pursuant to the prepaid forward contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the DECS; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The trust has also adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and (except for a partial liquidation of U.S. treasury securities following acceleration of any prepaid forward contract as described above under "Investment Objectives and Policies--The Treasury Securities") the trust may not dispose of the U.S. treasury securities prior to the earlier of their respective maturities and the termination of the trust.

                             RISK FACTORS FOR DECS

    The DECS may trade at widely different prices before maturity depending upon factors such as changes in the market price of the class A common stock and other events that the trust cannot predict and are beyond the trust's control. The text describes this in more detail below.

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

    The internal operations of the trust will be managed by its trustees; the trust will not have any separate investment advisor. The trust has adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their maturities and the termination of the trust, except for a partial liquidation of U.S. treasury securities following acceleration of a prepaid forward contract. As a result, the trust will continue to hold the prepaid forward contracts even if there is a significant decline in the market price of the class A common stock or adverse changes in the financial condition of Metromedia Fiber (or, after an Adjustment Event, comparable developments affecting any Reported Securities or the issuer of such securities). The trust will not be managed like a typical closed-end investment company.

COMPARISON TO OTHER SECURITIES; RELATIONSHIP TO METROMEDIA FIBER SHARES

    The DECS are different from ordinary securities because the value of the class A common stock, cash or other securities you will receive on termination of the trust may be more or less than the initial price of the DECS. If the value of a share of class A common stock shortly before the exchange date is less than the price you paid for each of your DECS, you will suffer a loss on your investment in the DECS. If Metromedia Fiber is insolvent or bankrupt when the DECS mature, you might lose your entire investment. You take all the risk of a fall in the value of the class A common stock before the Exchange Date.

    In addition, you have less opportunity to make money from an increase in the price of the class A common stock by investing in the DECS than by investing directly in the class A common stock. The value of what you receive when the trust is terminated will be greater than the initial price of the DECS only if the value of the class A common stock exceeds $ per share. This is an increase
of about   % over the price of the class A common stock when the DECS were first
offered for sale. In addition, you will receive only about   % of any increase
in the value of the class A common stock above $  per share.

    In return, you will receive annual distributions on the DECS at a rate of %, which is more than the historical annual dividend on the class A common stock, which currently pay no dividends. However, Metromedia Fiber could pay dividends in the future that are higher than the distributions that you receive from the trust.

    The trust cannot predict whether the price of a share of class A common stock will rise or fall. However, the following factors may affect the trading price of class A common stock:

    - whether Metromedia Fiber makes a profit and what its future prospects are;

    - trading in the capital markets generally;

    - trading on The Nasdaq Stock Market's National Market, where the class A common stock is traded;

    - the health of the communications infrastructure industry; and

    - whether Metromedia Fiber issues securities like the DECS, or Metromedia Fiber or another person in the market transfers a large amount of class A common stock.

    As of the date of this prospectus, the sellers beneficially owned a total of 83,320,784 shares of class A common stock and class B common stock, which is convertible into class A common stock on a one-for-one basis, of which the sellers may deliver up to 10,000,000 shares of class A common stock (or 11,500,000 shares if the underwriters' over-allotment option is exercised in full) to the trust at the Exchange Date.

    Please refer to the attached prospectus and prospectus supplement for information about Metromedia Fiber and the class A common stock.

IMPACT OF THE DECS ON THE MARKET FOR THE METROMEDIA FIBER SHARES

    The trust cannot predict accurately how or whether investors will resell the DECS and how easy it will be to resell them. Any market that develops for the DECS is likely to influence and be influenced by the market for the class A common stock. For example, investors' anticipation that the sellers may deliver class A common stock that represents approximately 5% of the currently outstanding class A common stock when the DECS mature could cause the price of the class A common stock to be unstable or fall. The following factors could also affect the price of class A common stock:

    - sales of class A common stock by investors who prefer to invest in Metromedia Fiber by investing in the DECS;

    - hedging of investments in the DECS by selling class A common stock (called "selling short"); and

    - arbitrage trading activity between the DECS and class A common stock.

DILUTION OF METROMEDIA FIBER SHARES; LACK OF STOCKHOLDER RIGHTS

    The terms of the DECS include some protections so you will receive equivalent value when the DECS mature even if Metromedia Fiber splits or combines its shares, pays stock dividends or does other similar things that change the amount of class A common stock currently outstanding. However, these terms will not protect you against all events. For example, the amount you receive when the DECS mature may not change if Metromedia Fiber offers shares for cash or in an acquisition, even if the price of class A common stock falls and this causes the price of the DECS to fall. The trust has no control over whether Metromedia Fiber will offer shares or do something similar in the future or the amount of any offering.

    In addition, unless and until a seller decides to deliver class A common stock to the trust when the DECS mature and until the trust distributes the class A common stock to you, you will have no voting, dividend or other similar rights associated with the class A common stock.

METROMEDIA FIBER NOT RESPONSIBLE FOR THE DECS

    Metromedia Fiber has no obligation to make any payments on the DECS. Metromedia Fiber also does not have to take the trust's needs or your needs into consideration for any reason. Metromedia Fiber will not receive any money from the sale of the DECS and did not decide to issue the DECS. Metromedia Fiber did not determine when the trust will issue the DECS, how much the trust will sell them for or how many the trust will sell. Metromedia Fiber is not involved in managing or trading the DECS or determining or calculating the amount you will receive when the DECS mature.

DECS MAY BE DIFFICULT TO RESELL

    The DECS are new and innovative securities, and there is currently no market in which to resell them. The underwriters currently intend, but are not obligated, to buy and sell the DECS. A resale market might not develop or, if it does, might not give you the opportunity to resell your DECS and may not continue until the DECS mature.

    The trust has applied to have the DECS approved for listing on The Nasdaq Stock Market's National Market. Nonetheless, The Nasdaq Stock Market might not approve the application or if approved, could revoke the listing after approval or stop trading of the DECS at any time. If The Nasdaq Stock Market will no longer quote the DECS or stops trading them, the trust will ask another national securities exchange to list the DECS or another trading market to quote them. If the DECS are no longer listed or traded on any securities exchange or trading market, or if a securities exchange or trading market stops trading of the DECS, you may have difficulty getting price information and it may be more difficult to resell the DECS.

NET ASSET VALUE OF THE TRUST

    The trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the DECS will trade at, below or above their net asset value. For investors who wish to sell the DECS in a relatively short period of time after the DECS offering, the risk of the DECS trading at a discount is more pronounced because the gain or loss that such investors realize on their investment is likely to be depend more on whether the DECS are trading at a discount or premium than upon the value of the trust's assets. The trust will not redeem any DECS prior to the exchange date of the class A common stock or the earlier termination of the trust.

NON-DIVERSIFIED STATUS

    The trust is considered non-diversified under the Investment Company Act of 1940, which means that the trust is not limited in the proportion of its assets that may be invested in one security. Because the trust will only own the U.S. treasury securities, the prepaid forward contracts or other assets subject to the prepaid forward contracts, the DECS may be a riskier investment than would be the case for an investment company with more diversified investments.

TAX TREATMENT OF DECS UNCERTAIN

    No statutory, judicial or administrative authority directly addresses the characterization of the DECS or instruments similar to the DECS for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the DECS are not certain. There is no ruling from the Internal Revenue Service with respect to the DECS and the Internal Revenue Service might not agree with the conclusions expressed under the section "Certain United States Federal Income Tax Considerations" in this prospectus.

RISK FACTORS FOR METROMEDIA FIBER

    You should carefully consider the information in the attached prospectus and prospectus supplement of Metromedia Fiber, including the risk factors for Metromedia Fiber.

RISK RELATING TO BANKRUPTCY OF THE SELLERS

    It is possible that one or more of the sellers may be the subject of proceedings under the U.S. Bankruptcy Code. The trust believes that each prepaid forward contract constitutes a "securities contract" for purposes of the U.S. Bankruptcy Code, liquidation of which would not be subject to the automatic stay provisions of the U.S. Bankruptcy Code in the event of the bankruptcy of the relevant seller. It is, however, possible that a prepaid forward contract could be determined not to qualify as a "securities contract" for this purpose.

    Proceedings under the U.S. Bankruptcy Code in respect of any seller may thus cause a delay in settlement of that seller's prepaid forward contract, or otherwise subject the prepaid forward contract to such proceedings. In turn, this could adversely affect the timing of settlement and could impair the trust's ability to distribute the class A common stock or other assets subject to that prepaid forward contract and the related Collateral Agreement to you on a timely basis and, as a result, could adversely affect the amount received by you in respect of the DECS and/or the timing of such receipt.

                                NET ASSET VALUE

    The Administrator will calculate the net asset value of the portfolio at least quarterly by dividing the value of the net assets of the trust (the value of its assets less its liabilities) by the total number of DECS outstanding. The trust's net asset value will be published semi-annually as part of the trust's semi-annual report to investors and at such other times as the trust may determine. The U.S. treasury securities held by the trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the trustees. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. Each of the prepaid forward contracts will be valued at the mean of the bid prices the trust receives from at least three independent broker-dealer firms unaffiliated with the trust who are in the business of making bids on financial instruments similar to the prepaid forward contracts and with terms comparable thereto. If the trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the prepaid forward contracts will be valued at the median of bid prices received from two such broker-dealer firms. If the trust (acting through the Administrator) is unable to obtain a valuation for the prepaid forward contracts that it believes to be reasonable through the above method on a timely basis or without unreasonable effort or expense, the value of the prepaid forward contracts will be established at a level deemed to be fair and reflective of the market value for the prepaid forward contracts based on all appropriate factors relevant to the value of the prepaid forward contracts as determined by an independent expert or appraiser retained by the Trustees (as defined below) or the Administrator (as defined below) on their behalf.

                            DESCRIPTION OF THE DECS

    Each DECS represents an equal proportional interest in the trust. Upon liquidation of the trust, investors are entitled to share PRO RATA in the net assets of the trust available for distribution. DECS have no preemptive, redemption or conversion rights. The DECS, when issued and outstanding, will be fully paid and non-assessable. The only securities that the trust is authorized to issue are the DECS offered hereby and those sold to the initial investor referred to below. See "Underwriting."

    Owners of DECS are entitled to one vote for each DECS held on all matters to be voted on by investors and are not able to vote cumulatively in the election of Trustees. The trustees of the trust have been selected initially by Salomon Smith Barney as the initial investor in the trust. The trust intends to hold annual meetings as required by the rules of The Nasdaq Stock Market.

    The trustees may call special meetings of investors for action by investor vote as may be required by either the Investment Company Act or the Declaration of Trust. Investors have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding DECS, to remove a Trustee. The Trustees will call a meeting of investors to vote on the removal of a Trustee upon the written request of the record owners of 10% of the DECS or to vote on other matters upon the written request of the record owners of 51% of the DECS (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the investors in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Owners at the close of business on the record date will be entitled to vote at the meeting. The trust will also assist in communications with other owners as required by the Investment Company Act.

BOOK-ENTRY SYSTEM

    The DECS will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

    The Depositary has advised the trust and the underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

    Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective DECS represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

    So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the DECS. Except as set forth below, owners of beneficial interests in such Global Security will not be entitled to have the DECS registered in their names and will not receive or be entitled to receive physical delivery of the DECS in definitive form and will not be considered the owners or holders thereof.

    Shares of class A common stock or other assets deliverable in respect of, and any quarterly distributions on, DECS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the trust, any Trustee, the Paying Agent, the Administrator or the Custodian for the DECS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

    The trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

    A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the trust within 90 days, the trust will issue DECS in definitive registered form in exchange for the Global Security representing such DECS. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of DECS represented by such Global Security equal in number to that represented by such beneficial interest and to have such DECS registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

    The internal operations of the trust will be managed by three Trustees, none of whom is an "interested person" of the trust as defined in the Investment Company Act; the trust will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the trust.

    The names of the persons who have been elected by Salomon Smith Barney, the sponsor/initial investor of the trust, to serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                                              PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                                     TITLE              DURING PAST FIVE YEARS
---------------------                                     -----              ----------------------
Donald J. Puglisi, 52...........................  Managing Trustee        Professor of Finance
  Department of Finance                                                   University of Delaware
  University of Delaware
  Newark, DE 19716

William R. Latham, III, 53......................  Trustee                 Professor of Economics
  Department of Economics                                                 University of Delaware
  University of Delaware
  Newark, DE 19716

James B. O'Neill, 58............................  Trustee                 Professor of Economics
  Center for Economic                                                     University of Delaware
  Education and
  Entrepreneurship
  University of Delaware
  Newark, DE 19716

    Salomon Smith Barney will pay each Trustee who is not a director, officer or employee of either the underwriters or the Administrator, or of any affiliate thereof, in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800 in the aggregate. The trust's Managing Trustee will also receive an additional up-front fee of $3,600 in the aggregate for serving in that capacity. The sellers will reimburse Salomon Smith Barney for any of these payments as part of the expenses of the trust. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

    The day-to-day affairs of the trust will be managed by The Bank of New York, as Trust Administrator pursuant to an administration agreement. Under the administration agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, their duties to:

    (1) receive invoices for and pay, or cause to be paid, all expenses incurred by the trust;

    (2) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the trust);

    (3) instruct the Paying Agent to pay distributions on DECS as described herein;

    (4) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the trust;

    (5) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the trust; and

    (6) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of DECS.

    The Administrator will not, however, select the independent public accountants for the trust or sell or otherwise dispose of the trust's assets (except in connection with an acceleration of a prepaid forward contract, or the settlement of the prepaid forward contracts at the Exchange Date, and upon termination of the trust).

    Either the trust or the Administrator may terminate the Administration Agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

    Except for its roles as Administrator, Custodian (as defined below), Paying Agent (as defined below), registrar and transfer agent of the trust, and except for its role as Collateral Agent under the Collateral Agreements, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the trust.

    The address of the Administrator is 101 Barclay Street, New York, New York 10286.

CUSTODIAN

    The trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the trust or the resignation of the Custodian, the trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. Pursuant to the custodian agreement, the Custodian will invest all net cash received by the trust in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Collateral Agreements and will hold a perfected security interest in the Metromedia Fiber common stock and U.S. Government obligations or other assets consistent with the terms of the prepaid forward contracts.

PAYING AGENT

    The transfer agent, registrar and paying agent (the "Paying Agent") for the DECS is The Bank of New York pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the trust or the resignation of the Paying Agent, the trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

    The trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Salomon Smith Barney has agreed to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The sellers in turn will reimburse Salomon Smith Barney for certain of such reimbursements paid by it as part of the expenses of the trust.

DISTRIBUTIONS

    The trust intends to distribute to investors on a quarterly basis the proceeds of the U.S. treasury securities held by the trust. The first distribution, reflecting the trust's operations from the date of this offering,
will be made on       , 2000 to owners of record as of       , 2000. Thereafter,
the trust will make distributions on       ,       ,       and       or, if any
such date is not a Business Day, on the next succeeding Business Day, of each
year to owners of record as of each       ,       ,       and       ,
respectively. A portion of each such distribution should be treated as a tax-free return of the investor's investment. See "Investment Objective and Policies--Trust Assets" and "Certain United States Federal Income Tax Considerations." If any prepaid forward contract is accelerated as described in "Investment Objectives and Policies--The Forward Contracts--Collateral Requirements of the Contract; Acceleration," each investor will receive its PRO RATA share of the proceeds from the acceleration of that prepaid forward contract and from the liquidation of a proportionate share of the Treasury Securities then held in the trust. Upon termination of the trust as described in "Investment Objectives and Policies--Trust Termination," each investor will receive its PRO RATA share of any remaining net assets of the trust.

    The trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

    At the closing of this offering, Salomon Smith Barney will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of such party's ongoing fees and, in the case of the Administrator, anticipated expenses of the trust over the term of the trust. The anticipated trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, DECS certificates and investor reports, expenses of the trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the DECS for sale in the various states. The one-time, up-front payments described above total approximately $300,000. Salomon Smith Barney also will pay estimated organization costs of the trust in the amount of $11,000 and estimated costs of the trust in connection with the initial registration and public offering of the DECS in the amount of $314,000 at the closing of the offering.

    The amount payable to the Administrator in respect of ongoing expenses of the trust was determined based on estimates made in good faith on the basis of information currently available to the trust, including estimates furnished by the trust's agents. Actual operating expenses of the trust may be substantially more than this amount. Any additional expenses will be paid by Salomon Smith Barney or, in the event of its failure to pay such amounts, the sellers, or, in the event of the failure of either of Salomon Smith Barney or the sellers to pay such amounts, the trust. The sellers will reimburse Salomon Smith Barney for certain of the expenses of the trust paid by it.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

    The following is a summary of the principal U.S. federal income tax consequences that may be relevant to an owner of a DECS that is a "U.S. Holder." A DECS owner will be treated as a U.S. Holder for U.S. federal income tax purposes if the owner is:

    - an individual who is a citizen or resident of the United States,

    - a U.S. domestic corporation, or

    - any other person that is subject to U.S. federal income taxation on a net income basis in respect of its investment in DECS.

    This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change, possibly on a retroactive basis. Except to the extent discussed below under "Non-U.S. Holders," this summary applies only to U.S. Holders that will hold DECS as capital assets, and only if the investor purchased the DECS in their initial offering. This summary does not address all aspects of U.S. federal income taxation that may be relevant to an investor in light of the investor's individual investment circumstances, and does not address tax considerations applicable to investors that may be subject to special tax rules, such as dealers in securities or foreign currencies, traders in securities or commodities electing to mark to market, financial institutions, insurance companies, tax-exempt organizations, persons that will hold DECS as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of a DECS and one or more other investments, or persons that have a functional currency other than the U.S. dollar.

    This summary does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the DECS or to the owners thereof. It also does not discuss the tax consequences of the ownership of the class A common stock or Reported Securities. Investors should consult their own tax advisors in determining the tax consequences to them of holding DECS, including the application to their particular situation of the U.S. federal income tax considerations discussed below, as well as the application of state, local or other tax laws.

    There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. Pursuant to the terms of the Declaration of Trust, the trust and every holder of the DECS agree to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a trust that holds zero-coupon U.S. treasury securities and the prepaid forward contracts. The trust intends to report holders' income to the Internal Revenue Service in accordance with this treatment. In addition, pursuant to the terms of the prepaid forward contracts and the Declaration of Trust, the sellers, the trust and every holder of a DECS will be obligated (in the absence of an administrative determination or judicial ruling to the contrary) to characterize the prepaid forward contracts for all tax purposes as forward purchase contracts to purchase class A common stock at the Exchange Date (including as a result of acceleration or otherwise), under the terms of which contract:

    (a) at the time of issuance of the DECS the holder is required to deposit irrevocably with the sellers a fixed amount of cash equal to the purchase price of the DECS, less the purchase price of the U.S. treasury securities, to assure the fulfillment of the obligation described in clause (b) below, and

    (b) at maturity such cash deposit unconditionally and irrevocably will be applied by the sellers in full satisfaction of the holder's payment obligation under the forward contracts, and the sellers will deliver to the holder the number of shares of class A common stock that the holder is entitled to receive at that time pursuant to the terms of the DECS (subject to the right of each seller to deliver cash in lieu of the class A common stock).

    Under this approach, the tax consequences of holding a DECS will be as described below. However, prospective investors in the DECS should be aware that no ruling is being requested from the Internal Revenue Service with regard to the DECS and that the Internal Revenue Service might take a different view as to the proper characterization of the DECS or of the prepaid forward contracts and of the tax consequences to an investor.

TAX STATUS OF THE TRUST

    The trust will be taxable as a grantor trust owned solely by the present and future holders of DECS for federal income tax purposes, and income received by the trust will be treated as income of the holders in the manner set forth below.

TAX CONSEQUENCES TO U.S. HOLDERS

    TAX BASIS OF THE TREASURY SECURITIES AND THE FORWARD CONTRACTS. Each investor will be considered to be the owner of its PRO RATA portion of the U.S. treasury securities and the prepaid forward contracts in the trust. The cost to the investor of the DECS will be allocated among the investor's PRO RATA portion of the U.S. treasury securities and the prepaid forward contracts (in proportion to the fair market values thereof on the date on which the investor acquired the
DECS) in order to determine the investor's tax basis in its PRO RATA portion of the U.S. treasury securities and the prepaid forward contracts. It is currently
anticipated that   % and   % of the net proceeds of the offering will be used by
the trust to purchase the U.S. treasury securities and as a payment to the sellers under the prepaid forward contracts, respectively.

    RECOGNITION OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY SECURITIES. The treasury securities in the trust will consist of zero-coupon U.S. treasury securities. An investor will be required to treat its PRO RATA portion of each U.S. treasury security in the trust as a bond that was originally issued on the date the investor purchased its DECS and at an original issue discount equal to the excess of the investor's PRO RATA portion of the amounts payable on such U.S. treasury security over the investor's tax basis for the U.S. treasury security as discussed above. The investor (whether on the cash or accrual method of tax accounting) is required to include original issue discount (other than original issue discount on short-term treasury securities as described below) in income for federal income tax purposes as it accrues, in accordance with a constant yield method, prior to the receipt of cash attributable to such income. Because it is expected that more than 20% of the holders of DECS will be accrual basis taxpayers, the investor will be required to include in income original issue discount on any short-term U.S. treasury security (i.e., any U.S. treasury security with a maturity of one year or less from the date it is purchased) held by the trust as that original issue discount accrues. Unless an investor elects to accrue the original issue discount on a short-term U.S. treasury security according to a constant yield method based on daily compounding, the original issue discount will be accrued on a straight-line basis. The investor's tax basis in a U.S. treasury security will be increased by the amount of any original issue discount included in income by the investor with respect to such U.S treasury security.

    TREATMENT OF THE FORWARD CONTRACTS. Each investor will be treated as having entered into a PRO RATA portion of the prepaid forward contracts and, at the Exchange Date, as having received a PRO RATA portion of the class A common stock (or cash, Reported Securities or combination thereof) delivered to the trust. Under existing law, an investor will not recognize income, gain or loss upon entry into the prepaid forward contracts. An investor should not be required under existing law to include in income additional amounts over the term of the prepaid forward contracts. See "--Possible Alternative Treatment," however.

    SALE OF THE DECS. Upon a sale of all or some of an investor's DECS, an investor will be treated as having sold its PRO RATA portion of the U.S. treasury securities and prepaid forward contracts underlying the DECS. The selling investor will recognize gain or loss equal to the difference between the amount realized and the investor's aggregate tax bases in its PRO RATA portion of the treasury securities and the prepaid forward contracts. Any gain or loss generally will be long-term capital gain or loss if the investor has held the DECS for more than one year. The distinction between capital gain or loss and ordinary income or loss is important for purposes of the limitations on an investor's ability to offset capital losses against ordinary income. In addition, individuals generally are subject to taxation at a reduced rate on long-term capital gains.

    DISTRIBUTION OF THE COMMON STOCK. The delivery of class A common stock to the trust pursuant to the prepaid forward contracts will not be taxable to the investors. The distribution of class A common stock upon the termination of the trust will not be taxable to the investors. An investor will have taxable gain or loss (which will be short-term capital gain or loss) upon receipt of cash in lieu of fractional shares of class A common stock distributed upon termination of the trust, in an amount equal to the difference between the cash received and the portion of the basis of the prepaid forward contracts allocable to fractional shares (based on the relative number of fractional shares and full shares delivered to the investor). Each investor's aggregate basis in its shares of class A common stock will be equal to its basis in its PRO RATA portion of the prepaid forward contracts less the portion of such basis allocable to any fractional shares of class A common stock for which cash is received.

    DISTRIBUTION OF CASH. If an investor receives cash upon dissolution of the trust or as a result of a seller's election to deliver cash, the investor will recognize capital gain or loss equal to any difference between the amount of cash received and its tax basis in the DECS at that time. Such gain or loss generally will be long-term capital gain or loss if the investor has held the DECS for more than one year at the Exchange Date.

    DISTRIBUTION OF CASH OR REPORTED SECURITIES AS A RESULT OF AN ADJUSTMENT EVENT. If as a result of an Adjustment Event, cash, Reported Securities, or any combination of cash, Reported Securities and class A common stock is delivered pursuant to the prepaid forward contracts, an investor will have taxable gain or loss upon receipt equal to the difference between the amount of cash received and its basis in its PRO RATA portion of the prepaid forward contracts for which such cash was received. In addition, if as a result of an Adjustment Event the Custodian liquidates U.S. treasury securities, an investor will have taxable gain or loss upon receipt of cash allocable to the liquidated U.S. treasury securities equal to the difference between the amount of such cash and the investor's basis in its PRO RATA portion of the U.S. treasury securities. Any gain or loss will be capital gain or loss, and if the investor has held the DECS for more than one year, such gain or loss generally will be long-term capital gain or loss (except with respect to any cash received in lieu of a fractional interest in Reported Securities or class A common stock). An investor's basis in any Reported Securities received will be equal to its basis in its PRO RATA portion of the prepaid forward contracts for which such Reported Securities were received. See "Investment Objectives and Policies--The Forward Contracts."

    EXTENSION OF EXCHANGE DATE. While not free from doubt, an extension of the Exchange Date under a prepaid forward contract should not be a taxable event and an investor therefore should not recognize gain upon such an extension. Although there is no authority addressing the treatment of the cash distribution paid on the extended Exchange Date (whether or not later accelerated), the trust intends to file information returns with the Internal Revenue Service on the basis that the cash distribution is ordinary income to the investors. Investors should consult their own tax advisors concerning the consequences of extending the Exchange Date, including the possibility that an investor may be treated as realizing gain as a result of the extension and the possibility that the cash distribution may be treated as a reduction in an investor's tax basis in the DECS by analogy to the treatment of rebates or of option premiums.

    POSSIBLE ALTERNATIVE TREATMENT. The Internal Revenue Service may contend that a DECS should be characterized for federal income tax purposes in a manner different from the approach described above. For example, the Internal Revenue Service might assert that the prepaid forward contracts should be treated as contingent debt obligations of the sellers that are subject to Treasury regulations governing contingent payment debt instruments. If the Internal Revenue Service were to prevail in making such an assertion, original issue discount would accrue with respect to the prepaid forward contracts at a "comparable yield" for the sellers under the prepaid forward contracts, determined at the time the prepaid forward contracts are entered into. An investor's PRO RATA portion of original issue discount in respect of the prepaid forward contracts and original issue discount in respect of the U.S. treasury securities might exceed the aggregate amount of the quarterly cash distributions to the investor. In addition, under this treatment, the investor would be required to treat any gain realized on the sale, exchange or redemption of the DECS as ordinary income to the extent that such gain is allocable to the prepaid forward contracts. Any loss realized on such sale, exchange or redemption that is allocable to the prepaid forward contracts would be treated as an ordinary loss to the extent of the investor's original issue discount inclusions with respect to the prepaid forward contracts, and as capital loss to the extent of loss in excess of such inclusions. It is also possible that the Internal Revenue Service could take the view that an investor should include in income the amount of cash actually received each year in respect of the DECS, or that the DECS as a whole constitute a contingent payment debt instrument subject to the rules described above.

    FEES AND EXPENSES OF THE TRUST. An investor's PRO RATA portion of the expenses in connection with the organization of the trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the owner of the DECS. However, there can be no assurance that the Internal Revenue Service will not take a contrary view. If the Internal Revenue Service were to prevail in treating such expenses as excludable from the investor's cost of the DECS, such expenses would not be includible in the basis of the assets of the trust and should instead be amortizable and deductible over the term of the trust. If such expenses were treated as amortizable and deductible, an individual investor who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the trust only to the extent that such amortized annual expenses together with the investor's other miscellaneous deductions exceed 2% of such investor's adjusted gross income.

    PROPOSED LEGISLATION. Proposed legislation currently under consideration in Congress would (if enacted into law in its current form) recharacterize some or all of the net long-term capital gain arising from certain "constructive ownership" transactions entered into after July 11, 1999 as ordinary income, and would impose an interest charge on any such ordinary income. The proposed legislation would have no immediate application to forward contracts in respect of the stock of a domestic operating company, including the DECS transaction. The proposed legislation would, however, grant discretionary authority to the U.S. Treasury Department to promulgate regulations to expand the scope of "constructive ownership" transactions to include forward contracts in respect of the stock of all corporations. It is not possible to predict whether legislation addressing constructive ownership transactions will be enacted by Congress, the form or effective date of any such legislation, or the form or effective date that any Treasury regulations promulgated thereunder might take.

NON-U.S. HOLDERS

    In the case of an investor that is a non-resident alien individual or foreign corporation (a "Non-U.S. Holder"), payments made with respect to the DECS should not be subject to U.S. withholding tax, provided that the investor complies with applicable certification requirements (including in general the furnishing of an Internal Revenue Service Form W-8 or a substitute form). Any capital gain realized upon the sale or other disposition of the DECS by a Non-U.S. Holder generally will not be subject to U.S. federal income tax if
(a) such gain is not effectively connected with a U.S. trade or business and
(b) in the case of an individual, (i) the individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition, and (ii) the gain is not attributable to a fixed place of business maintained by the individual in the United States.

    A Non-U.S. Holder of the DECS that is subject to U.S. federal income taxation on a net income basis with respect to the DECS should see the discussion in "--Tax Consequences to U.S. Holders."

BACKUP WITHHOLDING TAX AND INFORMATION REPORTING

    An investor in a DECS may be subject to information reporting and to backup withholding tax at a rate of 31% of certain amounts paid to the investor unless the investor (a) is a corporation or comes within certain other exempt categories and, when required, provides proof of such exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding tax and otherwise complies with applicable requirements of the backup withholding tax rules. Information reporting and backup withholding tax will not apply to payments made to an owner of a DECS that is a Non-U.S. Holder if such owner (a) is the beneficial owner of the DECS and certifies as to its non-U.S. status, (b) is not the beneficial owner of the DECS, but the beneficial owner of the DECS certifies as to its non-U.S. status, or (c) otherwise establishes an exemption, provided that the trust or its agent does not have actual knowledge that the investor or the beneficial owner is a U.S. person.

    Payment of the proceeds from the sale of a DECS to or through a foreign office of a broker will not be subject to information reporting or backup withholding tax, except that if the broker is (1) a U.S. person for U.S. federal income tax purposes, (2) a controlled foreign corporation for U.S. tax purposes,
(3) a foreign person 50% or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment was effectively connected with a U.S. trade or business or (4) with respect to payments made after December 31, 2000, a foreign partnership that, at any time during its taxable year is 50% or more (by income or capital interest) owned by U.S. persons or is engaged in the conduct of U.S. trade or business, information reporting may apply to such payments. Payment of the proceeds from a sale of a DECS to or through the U.S. office of a broker is subject to information reporting and backup withholding tax unless the investor or beneficial owner certifies as to its non-U.S. status or otherwise establishes an exemption from information reporting and backup withholding.

    Any amounts withheld under the backup withholding tax rules are not an additional tax and may be credited against a U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

    Recently issued Treasury regulations may change the certification procedures relating to withholding and backup withholding on certain amounts paid to Non-U.S. Holders after December 31, 2000. Prospective investors should consult their tax advisors regarding the effect, if any, of such new Treasury regulations on an investment in the DECS.

                                  UNDERWRITING

    Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such underwriter, the number of DECS set forth opposite the name of such underwriter.

NAME                                                          NUMBER OF DECS
----                                                          --------------
Salomon Smith Barney Inc....................................
Credit Suisse First Boston Corporation......................
Deutsche Bank Securities Inc. ..............................
Donaldson, Lufkin & Jenrette Securities Corporation.........
Goldman, Sachs & Co. .......................................
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated......................................
    Total...................................................    10,000,000

    The underwriting agreement provides that the obligations of the several underwriters to purchase the DECS included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the DECS (other than those covered by the over-allotment option described below) if they purchase any of the DECS.

    The underwriters, for whom Salomon Smith Barney is acting as representative, propose to offer some of the DECS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the DECS to certain dealers at the public offering price less a concession not in excess of
$   per DECS. The underwriters may allow, and such dealers may reallow, a
concession not in excess of $   per DECS on sales to certain other dealers.
After the initial offering of the DECS to the public, the public offering price and such concessions may be changed by the representative. The sales load of
$   per DECS is equal to    % of the initial public offering price.

    Because proceeds from the sale of the DECS will be used by the trust to purchase the prepaid forward contracts from the sellers, the underwriting agreement provides that the sellers will pay to the underwriters as compensation
$   per DECS.

    The trust has granted to the underwriters an option, exercisable for
30 days from the date of this prospectus, to purchase up to 1,500,000 additional DECS at the same price per DECS as the initial DECS purchased by the underwriters. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional DECS approximately proportionate to such underwriter's initial purchase commitment. In addition,
Salomon Smith Barney purchased     DECS in connection with the organization of
the trust.

    Metromedia Fiber, its executive officers and the sellers have agreed that,
for a period of   days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney, as representative of the underwriters, offer, sell, contract to sell, or otherwise dispose of, any shares of common stock of Metromedia Fiber or any securities convertible into, or exercisable or exchangeable for, such common stock. Salomon Smith Barney in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. However, this agreement will not restrict the ability of Metromedia Fiber and the sellers to take any of the actions listed above in connection with the offering by the trust of the DECS or any delivery of shares of class A common stock pursuant to the terms of the DECS.

    The DECS will be a new issue of securities with no established trading market. The trust has applied to have the DECS approved for listing on The Nasdaq Stock Market's National Market under the symbol "MFDE." The underwriters intend to make a market in the DECS, subject to applicable laws and regulations. However, the underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.

    In connection with the formation of the trust, Salomon Smith Barney
subscribed for and purchased     DECS for a purchase price of $100. Under the
prepaid forward contracts, the sellers will be obligated to deliver to the trust class A common stock in respect of such DECS on the same terms as the DECS offered hereby. Salomon Smith Barney sponsored the formation of the trust for purposes of this offering, including selecting its initial Trustees.

    Pursuant to the prepaid forward contracts, the trust has agreed, subject to the terms and conditions set forth therein, to purchase from the sellers a number of shares of class A common stock equal to the total number of DECS to be purchased by the underwriters from the trust pursuant to the underwriting agreement (including any DECS to be purchased by the underwriters upon exercise of the over-allotment option plus the number of DECS purchased by Salomon Smith Barney in connection with the organization of the trust). Pursuant to the terms of the prepaid forward contracts, each seller will deliver to the trust at the Exchange Date a number of shares of class A common stock (or, at the option of each seller, the cash equivalent) and/or such other consideration as permitted or required by the terms of the prepaid forward contracts, that are expected to have the same value as the shares of class A common stock delivered pursuant to the DECS. The closing of the offering of the DECS is conditioned upon execution of the prepaid forward contracts by the sellers and the trust.

    In connection with the DECS offering, the underwriters may over-allot, or engage in syndicate covering transactions, stabilizing transactions and penalty bids. Over-allotment involves syndicate sales of DECS or class A common stock in excess of the number of DECS to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of the DECS or the class A common stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of DECS or common stock made for the purpose of preventing or retarding a decline in the market price of the DECS or class A common stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter, in covering syndicate short positions or making stabilizing purchases, repurchases DECS or class A common stock originally sold by the syndicate member. These activities may cause the price of DECS or class A common stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected on The Nasdaq Stock Market's National Market or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

    In addition, in connection with this offering, certain of the underwriters (and selling group members) may engage in passive market making transactions in the DECS or class A common stock on The Nasdaq Stock Market's National Market, prior to the pricing and completion of the DECS offering. Passive market making consists of displaying bids on The Nasdaq Stock Market's National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market on each day are limited to a specified percentage of the passive market maker's average daily trading volume in the class A common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of the class A common stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. If passive market making is commenced, it may be discontinued at any time.

    The underwriters have performed certain investment banking and advisory services for Metromedia Fiber from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for Metromedia Fiber in the ordinary course of its business.

    Metromedia Fiber and the sellers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of those liabilities. Metromedia Fiber has agreed to pay certain amounts on behalf of the sellers in respect of fees, expenses and other compensation in connection with the DECS offering.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for the trust and the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Delaware law will be passed upon for the trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the sellers by Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York.

                                    EXPERTS

    The statement of assets, liabilities and capital included in this prospectus has been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

                      WHERE YOU CAN FIND MORE INFORMATION

    The trust has filed a registration statement for the DECS with the SEC. Information about the DECS and the trust may be found in that registration statement. You may read and copy the registration statement at the public reference facilities of the SEC in Washington, D.C., Chicago, Illinois and New York, New York. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Registration Statement is also available to the public from the SEC's web site at http:\\www.sec.gov.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Securityholders
of DECS Trust VI:

In our opinion, the accompanying statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of DECS TRUST VI (THE "TRUST") as of October 26, 1999, in conformity with accounting principles generally accepted in the United States. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by the Trust's management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
October 26, 1999

                                 DECS TRUST VI
         STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, OCTOBER 26, 1999


ASSETS
Cash........................................................  $     100
                                                              ---------
Total Assets................................................  $     100
                                                              =========
LIABILITIES
Total Liabilities...........................................  $
                                                              ---------
NET ASSETS..................................................  $     100
                                                              =========
CAPITAL
DECS, one DECS issued and outstanding.......................  $     100
                                                              =========

         The accompanying notes are an integral part of this statement.

                                 DECS TRUST VI
    NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, OCTOBER 26, 1999

I. ORGANIZATION

    DECS Trust VI, organized as a Delaware business trust on October 22, 1999, is a closed-end management investment company registered under the Investment Company Act of 1940. The term of the trust is anticipated to expire in the year 2002; however, the exact date will be determined in the future. The trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.

    The trust has registered 11,500,000 DECS representing shares of beneficial interest in the trust. The only securities that the trust is authorized to issue are the DECS. Each of the DECS represents the right to receive (a) quarterly distributions during the term of the trust, and (b) upon the conclusion of the term of the trust (the "Exchange Date"), certain shares of common stock (the "Common Stock") or cash with an equivalent value (such amounts determined as described in the registration statement). The DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the trust. The trust will hold a series of zero-coupon U.S. treasury securities and one or more prepaid forward contracts relating to the class A common stock. The business activities of the trust are limited to the matters discussed above. The trust will be treated as a grantor trust for U.S. federal income tax purposes.

    On October 26, 1999, the trust issued one DECS to Salomon Smith Barney Inc. in consideration for a purchase price of $100.

II. ORGANIZATIONAL COSTS AND FEES

    Organizational costs and ongoing fees of the trust will be borne by Salomon Smith Barney Inc.

III. MANAGEMENT AND ADMINISTRATION OF TRUST

    The internal operation of the trust will be managed by its trustees; the trust will not have a separate investment adviser. The trust will be overseen by three trustees, and its daily administration will be carried out by The Bank of New York as the administrator. The Bank of New York will also serve as the trust's custodian, paying agent, registrar and transfer agent with respect to the DECS.

                              10,000,000 DECS(SM)
---------------------------------------------------------
---------------------------------------------------------

                                 DECS TRUST VI
  (SUBJECT TO EXCHANGE INTO CLASS A COMMON STOCK OF METROMEDIA FIBER NETWORK,
                                     INC.)

                               -----------------

                                   PROSPECTUS

                               November   , 1999
                               -----------------

                              SALOMON SMITH BARNEY
                           CREDIT SUISSE FIRST BOSTON
                           DEUTSCHE BANC ALEXu BROWN
                          DONALDSON, LUFKIN & JENRETTE
                              GOLDMAN, SACHS & CO.
                              MERRILL LYNCH & CO.

---------------------------------------------------------
---------------------------------------------------------

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    1.  FINANCIAL STATEMENTS

    Part A (i) Report of Independent Accountants

           (ii) Statement of Assets, Liabilities and Capital as of October 26, 1999

    Part B--none

    2.  EXHIBITS

(a)(1)(A)  --   Declaration of Trust dated as of October 22, 1999 /**/
(a)(1)(B)  --   Amended and Restated Declaration of Trust dated as of
                November 9, 1999/*/
(a)(2)(A)  --   Certificate of Trust dated October 22, 1999/**/
(a)(2)(B)  --   Restated Certificate of Trust dated November 9, 1999/*/
(b)        --   Not applicable
(c)(d)(1)  --   Not applicable--Form of specimen certificate of DECS
                (included in
                Exhibit 2(a)(1)(B))/*/
(d)(2)     --   Portions of the Amended and Restated Declaration of Trust
                defining the rights of Holders of DECS (included in Exhibit
                2(a)(1)(B))/*/
(e)        --   Not applicable
(f)        --   Not applicable
(g)        --   Not applicable
(h)        --   Form of Underwriting Agreement/*/
(i)        --   Not applicable
(j)        --   Form of Custodian Agreement/*/
(k)(1)     --   Form of Administration Agreement/*/
(k)(2)     --   Form of Paying Agent Agreement/*/
(k)(3)     --   Form of Forward Contract/*/
(k)(4)     --   Form of Collateral Agreement/*/
(k)(5)     --   Form of Fund Expense Agreement/*/
(k)(6)     --   Form of Fund Indemnity Agreement/*/
(l)        --   Opinion and Consent of Counsel to the Trust/*/
(m)        --   Not applicable
(n)(1)     --   Tax Opinion of Counsel of the Trust (Consent contained in
                Exhibit 2(n)(1))/*/
(n)(2)     --   Consent of Independent Public Accountants/*/
(n)(3)     --   Consents to being named as Trustee/*/
(o)        --   Not applicable
(p)        --   Form of Subscription Agreement/*/
(q)        --   Not applicable
(r)        --   Financial Data Schedule/**/

------------------------

/*/ Filed herewith

/**/ Previously Filed

ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the DECS offering described in this Registration Statement:

Registration fees...........................................  $111,895
NASDAQ National Market application fee......................  $ 80,625
Printing (other than certificates)..........................  $ 10,000
Engraving and printing certificates.........................  $  1,000
Fees and expenses of qualification under state securities
  laws
  (including fees of counsel)...............................  $ 10,000
Accounting fees and expenses................................  $ 10,000
Legal fees and expenses.....................................  $ 10,000
NASD fees...................................................  $ 30,500
Miscellaneous...............................................  $  5,980
Total.......................................................  $270,000

------------------------

ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The trust will be internally managed and will not have an investment adviser. The information in the Prospectus under the caption "Management and Administration of the Trust" is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    As of the effective date of this Registration Statement:

TITLE OF CLASS                                                NUMBER OF RECORD HOLDERS
--------------                                                ------------------------
DECS representing shares of beneficial interest                           1

ITEM 29. INDEMNIFICATION

    The Underwriting Agreement (Exhibit 2(h) to this Registration Statement) provides for indemnification.

    The Amended and Restated Declaration of Trust filed as Exhibit 2(a)(1)(C) to this Registration Statement provides for indemnification to each Trustee against any claim or liability incurred in acting as Trustee of the trust, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties. The Custodian Agreement, Administration Agreement and Paying Agent Agreement filed as Exhibits 2(j), 2(k)(1) and 2(k)(2) to this Registration Statement provide for indemnification to the Custodian, Administrator and Paying Agent against any loss or expense incurred in the performance of their obligations under the respective agreements, unless such loss or expense is due to willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund Indemnity Agreement filed as
Exhibit 2(k)(6) to this Registration Statement provides that Salomon Smith Barney will indemnify the trust for certain indemnification expenses incurred under the Amended and Restated Declaration of Trust, the Custodian Agreement, the Administration Agreement and the Paying Agent Agreement.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of the Registrant, c/o
Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, DE 19715 and at the offices of The Bank of New York, the Registrant's Administrator, Custodian, paying agent, transfer agent and registrar. All other records so required to be maintained are maintained at the offices of the Registrant, c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, DE 19715 York 10013.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (a) The Registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in its prospectus contained herein.

    (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 10th day of November, 1999.

                                          DECS TRUST VI

                                          By: /s/ Donald J. Puglisi
                                             -----------------------------------

                                          Donald J. Puglisi, Trustee

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person, in the capacities and on the date indicated.

                        NAME                                      TITLE                   DATE
                        ----                                      -----                   ----
                                                       Principal Executive
                /s/ DONALD J. PUGLISI                    Officer, Principal
     -------------------------------------------         Financial Officer,         November 10, 1999
                  Donald J. Puglisi                      Principal Accounting
                                                         Officer and Trustee

                                                                      SCHEDULE I

SELLING SHAREHOLDER              DECS SHARES
-------------------            ----------------
Metromedia Company             4,881,000 Shares

Steven A. Garofalo             4,844,000 Shares

Stuart Subotnick               276,000 Shares

                                                                      SCHDULE II

                                  UNDERWRITERS

                           Salomon Smith Barney Inc.
                     Credit Suisse First Boston Corporation
                         Deutsche Bank Securities Inc.
              Donaldson, Lufkin & Jenrette Securities Corporation
                              Goldman, Sachs & Co.
               Merrill Lynch, Pierce, Fenner & Smith Incorporated

EXHIBIT INDEX

EXHIBIT                          NAME OF EXHIBIT
-------    ------------------------------------------------------------
(a)(1)(A)  Declaration of Trust dated as of October 22, 1999/**/

(a)(1)(B) Amended and Restated Declaration of Trust dated as of, November 9, 1999/*/

(a)(2)(A)  Certificate of Trust dated October 22, 1999/**/

(a)(2)(B)  Restated Certificate of Trust dated November 9, 1999/*/

(b)        Not applicable

(c)(d)(1)  Not applicable Form of specimen certificate of DECS
           (included in Exhibit 2(a)(1)(B))/*/

(d)(2) Portions of the Amended and Restated Declaration of Trust defining the rights of Holders of DECS (included in Exhibit
           2(a)(1)(B))/*/

(e)        Not applicable

(f)        Not applicable

(g)        Not applicable

(h)        Form of Underwriting Agreement/*/

(i)        Not applicable

(j)        Form of Custodian Agreement/*/

(k)(1)     Form of Administration Agreement/*/

(k)(2)     Form of Paying Agent Agreement/*/

(k)(3)     Form of Forward Contract/*/

(k)(4)     Form of Collateral Agreement/*/

(k)(5)     Form of Fund Expense Agreement/*/

(k)(6)     Form of Fund Indemnity Agreement/*/

(l)        Opinion and Consent of Counsel to the Trust/*/

(m)        Not applicable

(n)(1)     Tax Opinion of Counsel to the Trust (Consent contained in
           Exhibit 2(n)(1))/*/

(n)(2)     Consent of Independent Public Accountants/*/

(n)(3)     Consents to being named as Trustee/*/

(o)        Not applicable

(p)        Form of Subscription Agreement/*/

(q)        Not applicable

(r)        Financial Data Schedule/**/

------------------------

/*/ Filed herewith.

/**/ Previously filed.